Centennial New York Tax Exempt Trust

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Prospectus dated November 1, 2001        Centennial New York Tax Exempt Trust
                                         is a money market mutual fund.  It
                                         seeks the maximum current income
                                         exempt from federal, New York State
                                         and New York City income taxes for
                                         individual investors as is consistent
                                         with preservation of capital. The
                                         Trust invests in short-term,
                                         high-quality "money market" securities.

                                         This Prospectus contains important
                                         information about the Trust's
                                         objective, its investment policies,
                                         strategies and risks.  It also
                                         contains important information about
As with all mutual funds, the            how to buy and sell shares of the
Securities and Exchange Commission has   Trust and other account features.
not approved or disapproved the Trust's  Please read this Prospectus carefully
securities nor has it determined that    before you invest and keep it for
this Prospectus is accurate or           future reference about your account.
complete.  It is a criminal offense to
represent otherwise.

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2

CONTENTS

                  A B O U T  T H E  T R U S T

                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  How the Trust is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Sell Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

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A B O U T  T H E  T R U S T

The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?  The Trust seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital.

WHAT DOES THE TRUST MAINLY INVEST IN?  The Trust is a money market fund.  It invests in a variety of high-quality money market instruments to seek income.  Money market instruments are short-term, U.S. dollar denominated debt instruments issued by the U.S. and State governments, domestic and foreign corporations and financial institutions and other entities.  They include, for example, municipal securities, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.  To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services.  If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally attempts to invest 100% of its assets and at least
65% of its total assets in obligations of the State of New York and its political subdivisions, agencies and instrumentalities or obligations of commonwealths or territories of the United States or their agencies, instrumentalities or authorities, the interest from which is not subject to
New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer.  As a fundamental policy, the Trust will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%.

WHO IS THE TRUST DESIGNED FOR?   The Trust is designed for investors who are
seeking to earn income exempt from federal and New York income taxes at current money market rates, while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00.  Income on money market instruments tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds.  The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Trust

All investments carry risks to some degree.  Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. There are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall.  As a result, there is a risk that the Trust's shares could fall below $1.00 per share.  If there is a high redemption demand for the
Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss.  Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

Risks of Focusing on Investments in New York Municipal Securities.  The Trust
      generally invests a significant portion of its assets in New York municipal securities. Because the Trust invests primarily in the securities of New York issuers, its performance will be significantly affected by local, state and regional factors.  These may include state or local legislation or policy changes, erosion of the tax base of the state or one or more particular localities, the effects of possible terrorist acts or natural disasters, or other economic or credit problems affecting the state generally or any individual locality
      (which may directly or indirectly affect the state as a whole). Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in New
      York.  The Trust is a "non-diversified" fund; however, it is currently subject to certain diversification requirements under rules for money market funds under federal law.

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An investment in the Trust is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.  Although the
Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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The Trust's Past Performance

The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and average annual total returns for the 1-, 5- and
10- year periods. Variability of returns is one measure of the risks of investing in a money market fund.  The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

For the period from 1/1/01 through 9/30/01 the cumulative total return (not annualized) was 1.76%.
During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 1.03% (1st Q '91) and the lowest return (not annualized) for a calendar quarter was 0.36% (1st Q 93).

Average Annual Total Returns
for the periods ended December 31, 2000        1 Year      5 Years   10 Years
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Centennial New York Tax Exempt Trust           3.29%       2.80%     2.68%
(inception 01/04/89)

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The returns in the table measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.

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The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings.  To obtain the Trust's current
7-day yield, please call the Transfer Agent toll-free at 1.800.525.9310.
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Fees and Expenses of the Trust

The Trust pays a variety of expenses directly for management of its assets, administration and other services.  Those expenses are subtracted from the
Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly.  The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during the fiscal year ended June 30, 2001.

SHAREHOLDER FEES.  The Trust does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").

Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.50%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.20%

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 Total Annual Operating Expenses              0.90%

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"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays.  "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the
Manager. With that expense assumption "Total Annual Operating Expenses" were
0.80%.  The voluntary expense assumption is described below in "How the Trust is Managed" and may be amended or withdrawn at any time.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the
Trust's operating expenses remain the same.  Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                                1 year      3 years     5 years    10 years
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                                $92         $287        $498       $1,108

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About the Trust's Investments

The Trust's Principal Investment Policies. The Trust invests in money market instruments meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act.  The Statement of Additional
Information contains more detailed information about the Trust's investment policies and risks.

      The Trust's investment manager, Centennial Asset Management
Corporation, (referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased.  The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates.
There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In?  Money market instruments are high-quality, short-term debt instruments.  They may have fixed, variable or floating interest rates. All of the Trust's money market instruments must meet the special diversification, quality and maturity requirements set under the Investment Company Act and the special procedures set by the
      Board described briefly below. The following is a brief description of the types of money market instruments the Trust can invest in.

   o  Municipal Securities.  The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These are debt obligations issued by or on behalf of the State of New York, other states and the District of
      Columbia, their political subdivisions (such as cities, towns and counties), or any commonwealth or territory of the United States, or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer.  All of these types of debt obligations are referred to as "municipal securities" in this
      Prospectus.

o     Other Money Market Instruments.  Up to 20% of the Trust's assets can be invested in investments, the income from which may be taxable. The
     Trust's taxable investments include repurchase agreements, municipal securities issued to benefit a private user and certain temporary investments.  These investments are described below under "Other
     Investment Strategies" or in the Statement of Additional Information.
     Normally, the Trust will not invest more than 20% of its total assets in taxable investments.

      Additionally, the Trust can buy other money market instruments that the
Manager approves under procedures adopted by its Board of Trustees from time to time.  They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments?  Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due.  The Trust can buy only those instruments that meet standards set by the Investment Company Act for money market funds and procedures adopted by the Board of Trustees.  The Trust's Board of Trustees has
      adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

      In general, the Trust buys only high-quality investments that the
Manager believes present minimal credit risk at the time of purchase.
"High-quality" investments are:
o     rated in one of the two highest short-term rating categories of two national rating organizations, or
o     rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment),
      or
o     unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S.
      government, its agencies and instrumentalities), to spread the Trust's investment risks. No security's maturity will exceed the maximum time permitted under Rule 2a-7 (currently 397 days).  Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can the Trust's Investment Objective and Policies Change?  The Trust's Board
      of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares.  The
      Trust's investment objective is a fundamental policy.  Some of the investment restrictions that are fundamental policies are listed in the
      Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional
      Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Trust can use the investment techniques and strategies described below.  The Trust might not always use all of them.  These techniques have risks.  The Statement of
Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce the overall risks.

Floating Rate/Variable Rate Notes.  The Trust can purchase investments with floating or variable interest rates.  Variable rates are adjustable at stated periodic intervals.  Floating rates are adjusted automatically according to a specified market rate or benchmark for such investments, such as the prime rate of a bank.  If the maturity of an investment is greater than the maximum time permitted under Rule 2a-7 (currently 397 days), it can be purchased if it has a demand feature.  That feature must permit the Trust to recover the principal amount of the investment on not more than 30 days' notice at any time, or at specified times not exceeding the maximum time permitted under Rule 2a-7.

"When-Issued" and "Delayed-Delivery" Transactions.  The Trust can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed- delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.  The Trust does not intend to make such purchases for speculative purposes.  During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment.
      There is a risk of loss to the Trust if the value of the security declines prior to the settlement date.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.
      The Trust can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.  Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality.
      They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.  If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

            Some of these obligations might not have an active trading market and would be subject to the fund's limits on "illiquid" securities described below.  From time to time the Trust can invest more than 5%
      of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of
      Trustees.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws.
      The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers or purchases of commercial paper that may be sold without registration under the federal securities laws. The
      Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
      Difficulty in selling a security may result in a loss to the Trust or additional costs.

Demand Features and Guarantees.  The Trust can invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements.  A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest.  A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security.  Demand features and guarantees can effectively:
o     shorten the maturity of a variable or floating rate security,
o     enhance the security's credit quality, and
o     enhance the ability to sell the security.

      The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature.  When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust.  Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

Repurchase Agreements.  The Trust can enter into repurchase agreements.  In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date.  Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that can be subject to repurchase agreements of seven days or less.  Income earned on repurchase transactions is not tax exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Trust can invest up to 100% of its assets in temporary defensive or interim investments that are inconsistent with the Trust's principal investment strategies.  These temporary investments can include:

o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities,
o     bankers' acceptances; taxable commercial paper rated in the highest category by a rating organization,
o     short-term taxable debt obligations rated in one of the two highest rating categories of a rating organization,
o     certificates of deposit of domestic banks, and
o     repurchase agreements.

      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to federal and New York State and local income taxes.

How the Trust is Managed

THE MANAGER.  The investment advisor for the Trust is the Manager, Centennial
Asset Management Corporation, a wholly owned subsidiary of OppenheimerFunds,
Inc.  The Manager chooses the Trust's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1978.  The Manager and its affiliates managed assets of more than $115 billion as of September 30,
2001, including more than 65 funds having more than 5 million shareholder accounts.  The Manager is located at 6803 South Tucson Way, Englewood,
Colorado 80112.

Portfolio Manager.  Michael Carbuto is the portfolio manager of the Trust.
      He is the person principally responsible for the day-to-day management of the Trust's portfolio.  Mr. Carbuto has had this responsibility since June 1990.  Mr. Carbuto is a Vice President of OppenheimerFunds,
      Inc. and is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.

Advisory Fees. Under the investment advisory agreement, the Trust pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.400% of the of net assets in excess of $1 billion. The
      Manager has voluntarily undertaken to assume certain expenses of the
      Trust in any fiscal year that exceed 0.80% of the Trust's average annual net assets.  The Manager reserves the right to amend or terminate that expense assumption at any time.  The Trust's management fee for the fiscal year ended June 30, 2001 was 0.50% of the Trust's average annual net assets.

      For further information about the investment advisory agreement, including a description of expense assumption arrangements with the Manager, see the Statement of Additional Information.
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A B O U T  Y O U R  A C C O U N T

How to Buy Shares

AT WHAT PRICE ARE SHARES SOLD?  Shares of the Trust are sold at their offering price, which is the net asset value per share without any sales charge.  The net asset value per share will normally remain fixed at $1.00 per share.  However, there is no guarantee that the Trust will maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor or the Sub-Distributor (OppenheimerFunds Distributor, Inc.)
receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the
Sub-Distributor as described below.

How is the Trust's Net Asset Value Determined?  The net asset value of shares of the Trust is determined twice each day, at 12:00 Noon and at 4:00
      P.M., on each day The New York Stock Exchange is open for trading
      (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Trust's Board of Trustees, the Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of the Trust offered by this Prospectus are considered to be
Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

HOW MUCH MUST YOU INVEST?  You can open an account with a minimum initial investment described below, depending on how you buy and pay for your shares.  You can make additional purchases at any time with as little as
$25.  The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional Information, or you can ask your broker-dealer or call the Transfer Agent) or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

Buying Shares Through a Broker-Dealer's Automatic Purchase and Redemption
      Program.  You can buy shares of a Trust through a broker-dealer that has a sales agreement with the Trust's Distributor or Sub-Distributor that allows shares to be purchased through the broker-dealer's
      Automatic Purchase and Redemption Program. Shares of the Trust are sold mainly to customers of participating broker-dealers that offer the
      Trust's shares under these special purchase programs.  If you participate in an Automatic Purchase and Redemption Program established by your broker-dealer, your broker-dealer buys shares of the Trust for your account with the broker-dealer.  Program participants should also read the description of the program provided by their broker-dealer.

Buying Shares Through Your Broker-Dealer.  If you do not participate in an
      Automatic Purchase and Redemption Program, you can buy shares of the
      Trust through any broker-dealer that has a sales agreement with the
      Distributor or Sub-Distributor.  Your broker-dealer will place your order with the Distributor on your behalf.

Buying Shares Directly Through the Sub-Distributor.  You can also purchase shares directly through the Trust's Sub-Distributor.  Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint certain servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs.  The Distributor or
Sub-Distributor, in their sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAM.  If you buy shares of a Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name.  These purchases will be made under the procedures described in "Guaranteed Payment Procedures" below.  Your
Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer.  You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trust's Transfer Agent does not have access to information about your account under that Program.

Guaranteed Payment Procedures.  Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares of the Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times.
      Broker-dealers whose clients participate in Automatic Purchase and
      Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of the Trust.

o     If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by
  2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by
  2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day.  Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order between 12:00 Noon and
  4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal
  Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES?  Direct shareholders can buy shares of the Trust by completing a Centennial Funds New Account Application and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O.
Box 5143, Denver, Colorado 80217.  Payment must be made by check or by
Federal Funds wire as described below.  If you don't list a broker-dealer on the application, the Sub-Distributor, will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.

      The Trust intends to be as fully invested as possible to maximize its yield.  Therefore, newly purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check.  Direct shareholders may pay for purchases of shares of the
      Trust by check. Send your check, payable to "OppenheimerFunds
      Distributor, Inc.," along with your application and other documents to the address listed above.  For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the
      Sub-Distributor accepts your purchase order.  If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Sub-Distributor is able to convert the purchase payment to Federal Funds.  In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made.  The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire.  Direct shareholders may pay for purchases of shares of the Trust by Federal Funds wire.  You must also forward your application and other documents to the address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at
      1.800.525.9310 (toll-free from within the U.S.) or 303.768.3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the application are received by the Sub-Distributor and accepted by
12:00 Noon.  If the Sub-Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M. on the purchase date, distributions will begin to accrue on the shares on the next regular business day.  The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans.  Direct shareholders can purchase shares of the Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution.  Details are in the Automatic
      Investment Plan Application and the Statement of Additional
      Information.  The minimum monthly purchase is $25.

Service (12b-1) Plan.  The Trust has adopted a service plan.  It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust.  Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust.  The Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

HOW CAN PROGRAM PARTICIPANTS SELL SHARES?  If you participate in an Automatic
Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below.  You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account.  You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal
Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES?  Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, by using the Trust's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis.  If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the
Transfer Agent for assistance first, at 1.800.525.9310.

Certain Requests Require a Signature Guarantee.  To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to an account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.

Where Can Direct Shareholders Have Their Signatures Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the
      Transfer Agent that includes:
      o  Your name
      o  The Trust's name
      o  Your account number (from your account statement)
      o  The dollar amount or number of shares to be redeemed
      o  Any special payment instructions
      o  Any share certificates for the shares you are selling
      o  The signatures of all registered owners exactly as the account is registered, and
      o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares. (such as Letters Testamentary of an Executor).

---------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        Shareholder Services, Inc.
Shareholder Services, Inc.               10200 E. Girard Avenue, Building D
P.O. Box 5143                            Denver, Colorado 80231
Denver, Colorado 80217-5270
---------------------------------------------------------------------------------

How Can Direct Shareholders Sell Shares by Telephone?  Direct shareholders and their broker-dealer representative of record may also sell shares by telephone.  To receive the redemption price calculated on a particular regular business day, the Transfer Agent, or its designated agent, must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate by telephone.  To redeem shares through a service representative, call 1.800.525.9310.  Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period.  Telephone redemptions are not available within 30 days of changing the address on an account.

Sending Redemption Proceeds By Wire.  While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate.  It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire.  To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1.800.525.9310.
      If you hold your shares through your broker-dealer's Automatic Purchase and Redemption Program, you must contact your broker-dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax?  Direct shareholders may send requests for certain types of account transactions to the Transfer
      Agent by fax (telecopier).  Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT?  Automatic Purchase and Redemption
Program participants may write checks against the account held under their
Program, but must arrange for checkwriting privileges through their broker-dealers.  Direct shareholders may write checks against their account by requesting that privilege on the account application or by contacting the
Transfer Agent for signature cards.  They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.

   o  Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.
   o  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o  Checks must be written for at least $250.

   o  Checks cannot be paid if they are written for more than your account value.
   o  You may not write a check that would require the Trust to redeem shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o  Don't use your checks if you changed your account number, until you receive new checks.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES?  The Trust does not charge a fee to redeem shares of the Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund.
Generally, there is no fee to redeem shares of the Trust bought by exchange of shares of another Centennial Trust or eligible fund.  However,

o     if you acquired shares of  a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, ando

o     those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then
   o  you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares

Shares of the Trust can be exchanged for shares of certain other Centennial or eligible funds, depending on whether you own your shares through your broker-dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES?  If you participate in an
Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial
Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust,
Centennial California Tax Exempt Trust and Centennial New York Tax Exempt
Trust (referred to in this Prospectus as the "Centennial Trusts") if available for sale in your state of residence by contacting your broker or dealer and obtaining a Prospectus of the Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES?  Direct shareholders can exchange shares of the Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information.  To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds.  For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of the
Trust.

      You may pay a sales charge when you exchange shares of the Trust.
Because shares of the Trust are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of the Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of the Trust purchased by reinvesting distributions from the Trust or other eligible funds (except
Oppenheimer Cash Reserves), or when you exchange shares of the Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.

      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.  Since shares of the Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can
obtain one by calling a service representative at 1.800.525.9310.  The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests?  Direct shareholders may request exchanges in writing or by telephone:

   o  Written Exchange Requests.  Complete an Exchange Authorization Form,
      signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.

   o  Telephone Exchange Requests.  Telephone exchange requests may be made by calling a service representative at 1.800.525.9310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:

   o  Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above.  Requests for exchanges to any of the
      Centennial Trusts must be received by the Transfer Agent by 4:00 P.M.
      on a regular business day to be effected that day.  The Transfer Agent must receive requests to exchange shares of the Trust to funds other than the Centennial Trusts on a regular business day by the close of
      The New York Stock Exchange that day.  The close is normally 4:00 P.M.
      but may be earlier on some days.

   o  The interests of the Trust's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the Trust may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Trust to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Trust's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Trust's ability to manage its investments, the Manager and the Trust may reject purchase orders and exchanges into the Trust by any person, group or account that the
      Manager believes to be a market timer.

   o  Either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange.  For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

   o  Because excessive trading can hurt fund performance and harm shareholders, the Trust reserves the right to refuse any exchange request that may, in the opinion of the Trust, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o  The Trust may amend, suspend or terminate the exchange privilege at any time. The Trust will provide you notice whenever it is required to do so by applicable law, but it may impose these changes at any time for emergency purposes.

   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional
Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in the
      Trust's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Trust at any time.  If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner.  Telephone privileges apply to each owner of the account and the broker-dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions.  It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing.  The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash.  It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form.  However, under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or making a payment via
      Federal Funds wire for redemption of recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Trust if the account value has fallen below $250 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Trust your correct, certified Social
      Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue
      Service.

To avoid sending  duplicate copies of materials to households,  the Trust will mail only one copy of each  prospectus,  annual and semi-annual  reports and annual notice of the Trust's privacy policy to  shareholders  having
      the  same  last  name  and   address  on  the   Trust's   records.   The
      consolidation  of these  mailings,  called  householding,  benefits  the
      Trust through reduced mailing  expense.  If you want to receive multiple
      copies  of  these  materials,   you  may  call  the  Transfer  Agent  at
      1.800.525.9310.  You may also  notify  the  Transfer  Agent in  writing.
      Individual  copies of prospectuses,  reports and privacy notices will be sent to you  commencing 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends and Tax Information

DIVIDENDS.  The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees.  To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains.  Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Trust from the purchase payment for such shares.

CAPITAL GAINS.  The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, the Trust could realize capital gains on the sale of its portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.  The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions?  For Automatic Purchase
      and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust.  When you open your account, direct shareholders should specify on your application how you want to receive your dividends and distributions.  You have four options:

o     Reinvest All Distributions in the Trust.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Trust.
o     Reinvest Capital Gains Only.  You can elect to reinvest some distributions (short-term capital gains or long-term capital gains) in the Trust while receiving dividends by check or having them sent to your bank account.
o     Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.
o     Reinvest Your Distributions in Another Account.  You can reinvest all distributions in the same class of shares of another eligible fund account you have established.

Under the terms of the Automatic Purchase and Redemption Program, your broker-dealer can redeem shares to satisfy debit balances arising in your
Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes.  A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Trust from interest it receives from New York municipal securities will be exempt from New York State and New York City personal income taxes.  Dividends paid from municipal securities of other issuers normally will be treated as taxable ordinary income subject to New
York State and New York City personal income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions.  Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases, distributions made by the
      Trust may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Trust's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Trust share.  The total returns in the table represent the rate that an investor would have earned
[or lost] on an investment in the Trust (assuming reinvestment of all dividends and distributions).  This information for the past five fiscal years ended June 30, 2001 has been audited by Deloitte & Touche LLP, the
Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.
Financial Highlights Centennial New York Tax Exempt Trust

                                    Year Ended June 30,
                           2001     2000          1999          1998          1997
                          -------  -------       -------       -------       -------

PER SHARE OPERATING DATA
Net asset value,
 beginning of period....    $1.00    $1.00         $1.00         $1.00         $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......      .03      .03           .02           .03           .03
Dividends and/or
 distributions to
 shareholders...........     (.03)    (.03)         (.02)         (.03)         (.03)
                          -------  -------       -------       -------       -------
Net asset value, end of
 period.................    $1.00    $1.00         $1.00         $1.00         $1.00
                          =======  =======       =======       =======       =======

TOTAL RETURN(/1/).......     3.09%    2.92%         2.42%         2.87%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $72,370  $55,963       $61,792       $56,807       $48,896
Average net assets (in
 thousands).............  $68,810  $61,033       $59,345       $53,923       $45,363
Ratios to average net
 assets:(/2/)
Net investment income...     3.04%    2.84%         2.38%         2.85%         2.73%
Expenses................     0.90%    0.92%         0.89%         0.89%(/3/)    0.88%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............     0.88%    0.82%(/4/)    0.80%(/4/)    0.80%(/4/)    0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............     0.82%     N/A           N/A           N/A           N/A

1.  Assumes a $1,000  hypothetical  initial  investment  on the  business day before the first day of the fiscal  period,  with all  dividends  reinvested  in additional  shares on the  reinvestment  date,  and  redemption at the net asset value  calculated on the last business day of the fiscal  period.  Total returns reflect changes in net investment  income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.
3. Expense ratio reflects the reduction to custodian expenses.
4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.
68
INFORMATION AND SERVICES

For More Information on Centennial New York Tax Exempt Trust:

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION  This document includes additional information about the Trust's investment policies, risks, and operations.  It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS  Additional information about the Trust's investments and performance is available in the Trust's Annual and
Semi-Annual Reports to shareholders.  The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Trust's privacy policy and other information about the Trust or your account:

---------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1.800.525.9310
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
---------------------------------------------------------------------------------

Information about the Trust including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Trust are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a
           ------------------
duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                              The Trust's shares are
distributed by:
The Fund's SEC File No. 811-5584              Centennial Asset Management
Corporation
PR0780.001.1101
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL NEW YORK TAX EXEMPT TRUST

      Graphic material included in Prospectus of Centennial New York Tax
Exempt Trust (the "Trust") under the heading:  "Annual Total Returns (as of
12/31 each year)."

      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the full calendar year since the Trust's inception as a money market fund.
Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/91                         3.88%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/92                         2.19%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/93                         1.62%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/94                         2.03%
--------------------------------------------------------------------
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12/31/95                         3.14%
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12/31/96                         2.67%
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12/31/97                         2.88%
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12/31/98                         2.66%
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12/31/99                         2.49%
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12/31/00                         3.29%

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                     Centennial New York Tax Exempt Trust
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6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.9310

          Statement of Additional Information dated November 1, 2001

      This  Statement of  Additional  Information  is not a  prospectus.  This document  contains  additional  information  about the  Trust and  supplements information  in the  Prospectus  dated  November  1,  2001.  It should be read together with the Prospectus,  which may be obtained by writing to the Trust's
Transfer  Agent,  Shareholder  Services,  Inc.,  at  P.O.  Box  5143,  Denver,
Colorado  80217,  or by calling the  Transfer  Agent at the  toll-free  number shown above.

Contents
                                                                        Page
                               About the Trust
Additional Information about the Trust's Investment Policies and Risks.....
     The Trust's Investment Policies.......................................
     Other Investment Strategies...........................................
     Investment Restrictions...............................................
How the Trust is Managed...................................................
     Organization and History..............................................
     Trustees and Officers of the Trust....................................
     The Manager...........................................................
Service Plan...............................................................
Performance of the Trust...................................................

                              About Your Account
How To Buy Shares..........................................................
How To Sell Shares.........................................................
How To Exchange Shares.....................................................
Dividends and Taxes........................................................
Additional Information About the Trust.....................................

                    Financial Information About the Trust
Independent Auditors' Report...............................................
Financial Statements.......................................................

Appendix A: Description of Securities Ratings..............................A-1
Appendix B: Municipal Bond Industry Classifications........................B-1

A B O U T  T H E  T R U S T

    Additional Information About the Trust's Investment Policies and Risks

The investment  objective and the principal  investment  policies of the Trust are described in the  Prospectus.  This  Statement of  Additional  Information
contains  supplemental  information  about  those  policies  and the  types of securities that the Trust's  investment  manager,  Centennial Asset Management
Corporation  (referred  to as the  "Manager"),  will  select  for  the  Trust.
Additional  explanations  are also provided about the strategies the Trust may use to try to achieve its objective.

The Trust's Investment Policies.  The composition of the Trust's portfolio and the  techniques  and  strategies  that the Trust's  Manager  uses in selecting portfolio  securities  will vary over time.  The Trust is not  required to use all of the investment  techniques and strategies  described below at all times in seeking  its goal.  It may use some of the  special  investment  techniques and strategies at some times or not at all.

      The  Trust  will not make  investments  with the  objective  of  seeking capital  growth.  However,  the value of the securities  held by the Trust may be affected by changes in general  interest  rates.  Because the current value of debt  securities  varies  inversely  with  changes in  prevailing  interest rates,  if  interest  rates  increase  after a  security  is  purchased,  that security  would  normally  decline in value.  Conversely,  if  interest  rates decrease after a security is purchased,  its value would rise. However,  those fluctuations  in value will not generally  result in realized  gains or losses to the Trust since the Trust does not usually  intend to dispose of securities prior to their  maturity.  A debt  security  held to maturity is redeemable by its issuer at full principal value plus accrued interest.

      The Trust may sell  securities  prior to their  maturity,  to attempt to take  advantage  of  short-term  market  variations,  or  because of a revised credit  evaluation of the issuer or other  considerations.  The Trust may also do so to  generate  cash to  satisfy  redemptions  of  Trust  shares.  In such cases, the Trust may realize a capital gain or loss on the security.

      There are  variations  in the credit  quality of  municipal  securities, both within a particular rating  classification  and between  classifications.
These  variations  depend  on  numerous  factors.   The  yields  of  municipal
securities depend on a number of factors,  including general conditions in the municipal securities market, the size of a particular  offering,  the maturity of the  obligation  and  rating  (if  any) of the  issue.  These  factors  are discussed in greater detail below.

Municipal  Securities.  The types of municipal  securities  in which the Trust
may  invest  are  described  in  the  Prospectus   under  "About  the  Trust's
Investments."   Municipal  securities  are  generally  classified  as  general obligation  bonds,  revenue  bonds and  notes.  A  discussion  of the  general characteristics  of these  principal  types of  municipal  securities  follows below.

      |X|   Municipal Bonds. We have classified  municipal  securities  having a maturity  (when the security is issued) of more than one year as  "municipal bonds."  The  principal  classifications  of  long-term  municipal  bonds  are
"general  obligation"  and  "revenue"  (including  "industrial   development")
bonds.  They may have  fixed,  variable  or  floating  rates of  interest,  as described below.

            Some bonds may be  "callable,"  allowing the issuer to redeem them before their  maturity  date. To protect  bondholders,  callable  bonds may be issued with  provisions  that  prevent  them from being called for a period of time.  Typically,  that  is 5  to  10  years  from  the  issuance  date.  When interest rates decline,  if the call  protection on a bond has expired,  it is more  likely  that the issuer  may call the bond.  If that  occurs,  the Trust might have to  reinvest  the  proceeds  of the called bond in bonds that pay a lower rate of return.

        |_| General  Obligation  Bonds.  The  basic  security  behind  general obligation  bonds is the  issuer's  pledge of its full  faith and  credit  and taxing  power,  if any,  for the  repayment  of  principal  and the payment of interest.  Issuers of  general  obligation  bonds  include  states,  counties, cities,  towns, and regional districts.  The proceeds of these obligations are used to fund a wide  range  of  public  projects,  including  construction  or improvement of schools,  highways and roads, and water and sewer systems.  The rate of taxes  that can be levied  for the  payment  of debt  service on these bonds may be limited  or  unlimited.  Additionally,  there may be limits as to the rate or amount of  special  assessments  that can be levied to meet  these obligations.

        |_| Revenue  Bonds.  The  principal  security  for a  revenue  bond is generally  the net  revenues  derived  from a  particular  facility,  group of facilities,  or, in some cases,  the proceeds of a special excise tax or other specific  revenue  source.  Revenue bonds are issued to finance a wide variety of capital projects.  Examples include electric, gas, water and sewer systems;
highways,  bridges,  and tunnels;  port and airport  facilities;  colleges and universities; and hospitals.

      Although the  principal  security for these types of bonds may vary from bond to bond, many provide  additional  security in the form of a debt service reserve fund that may be used to make  principal and interest  payments on the issuer's  obligations.  Housing  finance  authorities  have  a wide  range  of security,  including  partially or fully insured  mortgages,  rent  subsidized and/or  collateralized  mortgages,  and/or the net  revenues  from  housing or other public projects.  Some authorities  provide further security in the form of a state's ability (without  obligation) to make up deficiencies in the debt service reserve fund.

        |_|       Industrial  Development Bonds.  Industrial development bonds are  considered  municipal  bonds if the interest  paid is exempt from federal income  tax.  They are issued by or on behalf of public  authorities  to raise money to finance  various  privately  operated  facilities  for  business  and manufacturing,  housing,  sports, and pollution control.  These bonds may also be used to finance public  facilities such as airports,  mass transit systems, ports,  and parking.  The payment of the  principal and interest on such bonds is  dependent  solely  on the  ability  of the  facility's  user to  meet  its financial  obligations and the pledge,  if any, of real and personal  property financed by the bond as security for those payments.

        |_|       Private Activity  Municipal  Securities.  The Tax Reform Act
of 1986 (the "Tax Reform  Act")  reorganized,  as well as  amended,  the rules
governing   tax   exemption   for  interest  on  certain  types  of  municipal
securities.  The Tax Reform Act  generally did not change the tax treatment of bonds issued in order to finance  governmental  operations.  Thus, interest on
general   obligation   bonds  issued  by  or  on  behalf  of  state  or  local
governments,  the proceeds of which are used to finance the operations of such governments,  continues to be tax-exempt.  However, the Tax Reform Act limited the use of tax-exempt  bonds for  non-governmental  (private)  purposes.  More stringent  restrictions  were  placed on the use of  proceeds  of such  bonds.
Interest  on  certain  private  activity  bonds is taxable  under the  revised rules.  There is an exception  for  "qualified"  tax-exempt  private  activity bonds,  for  example,  exempt  facility  bonds  including  certain  industrial development  bonds,  qualified  mortgage bonds,  qualified  Section  501(c)(3)
bonds, and qualified student loan bonds.  Normally,  the Trust will not invest more than 20% of its total assets in private activity municipal  securities or other taxable investments.

      In  addition,  limitations  as to the amount of private  activity  bonds which each state may issue were revised  downward by the Tax Reform Act, which will  reduce  the supply of such  bonds.  The value of the  Trust's  portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private  activity bonds issued after August 7, 1986, which  continues to be tax-exempt,  will be treated as a tax  preference  item subject to the  alternative  minimum tax  (discussed  below) to which  certain taxpayers are subject.  The Trust may hold  municipal  securities the interest on which  (and thus a  proportionate  share of the  exempt-interest  dividends paid by the Trust) will be subject to the federal  alternative  minimum tax on individuals and corporations.

      The  federal  alternative  minimum  tax is  designed  to ensure that all persons who receive  income pay some tax,  even if their  regular tax is zero.
This is  accomplished  in part by  including  in taxable  income  certain  tax preference  items  that  are used to  calculate  alternative  minimum  taxable income.  The Tax Reform Act made  tax-exempt  interest  from  certain  private activity bonds a tax preference item for purposes of the  alternative  minimum tax on individuals and corporations.  Any  exempt-interest  dividend paid by a regulated  investment  company  will be  treated  as  interest  on a  specific private  activity  bond to the extent of the  proportionate  relationship  the interest  the  investment  company  receives  on such  bonds  bears to all its exempt interest dividends.

      In addition,  corporate taxpayers subject to the alternative minimum tax may, under some circumstances,  have to include  exempt-interest  dividends in calculating  their  alternative  minimum taxable  income.  That could occur in situations where the "adjusted  current  earnings" of the corporation  exceeds its alternative minimum taxable income.

      To  determine  whether a  municipal  security  is  treated  as a taxable private  activity  bond,  it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction.  Under the trade or  business  use and  security  interest  test,  an  obligation  is a private activity  bond if: (i) more than 10% of the bond proceeds are used for private business  purposes  and  (ii)  10% or  more of the  payment  of  principal  or interest on the issue is directly or indirectly  derived from such private use or is secured by the privately  used  property or the payments  related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term  "private  business  use" means any direct or indirect use in a trade or business  carried on by an individual or entity other than a state or municipal  governmental  unit. Under the private loan restriction,  the amount of bond  proceeds  that may be used to make  private  loans is  limited to the lesser  of 5% or  $5.0  million  of the  proceeds.  Thus,  certain  issues  of municipal  securities could lose their tax-exempt status  retroactively if the issuer  fails  to  meet  certain  requirements  as to the  expenditure  of the proceeds of that issue or the use of the bond-financed

facility.  The Trust makes no independent  investigation  of the users of such bonds or their use of proceeds of the bonds.  If the Trust  should hold a bond that loses its tax-exempt status  retroactively,  there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally,  a  private  activity  bond  that  would  otherwise  be  a qualified  tax-exempt  private  activity bond will not, under Internal Revenue
Code Section  147(a),  be a qualified  bond for any period  during which it is held  by a  person  who is a  "substantial  user"  of the  facilities  or by a
"related  person"  of  such  a  substantial  user.  This  "substantial   user"
provision  applies  primarily to exempt facility bonds,  including  industrial development  bonds. The Trust may invest in industrial  development  bonds and other private activity bonds.  Therefore,  the Trust may not be an appropriate investment for entities which are  "substantial  users" (or persons related to
"substantial  users") of such exempt  facilities.  Those  entities and persons should consult their tax advisers before purchasing shares of the Trust.

      A  "substantial  user" of such  facilities  is  defined  generally  as a
"non-exempt  person who regularly  uses part of a facility"  financed from the proceeds of exempt  facility  bonds.  Generally,  an individual  will not be a
"related  person"  under the Internal  Revenue Code unless such  individual or the  individual's  immediate family (spouse,  brothers,  sisters and immediate descendants)  own directly or  indirectly  in the  aggregate  more than 50% in value of the equity of a corporation  or  partnership  which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X|   Municipal  Notes.  Municipal  securities  having a maturity  (when the security is issued) of one year or less are  generally  known as municipal notes.  Municipal notes  generally are used to provide for short-term  working capital  needs.  Some of the types of municipal  notes the Trust can invest in are described below.

        |_| Tax  Anticipation  Notes.  These  are  issued to  finance  working capital needs of  municipalities.  Generally,  they are issued in anticipation of various seasonal tax revenue,  such as income, sales, use or other business taxes, and are payable from these specific future taxes.

        |_| Revenue   Anticipation   Notes.   These   are   notes   issued  in
expectation  of receipt of other  types of revenue,  such as federal  revenues available under federal revenue-sharing programs.

        |_| Bond Anticipation  Notes.  Bond  anticipation  notes are issued to provide  interim  financing  until  long-term  financing can be arranged.  The long-term  bonds  that are issued  typically  also  provide  the money for the repayment of the notes.

        |_| Construction  Loan  Notes.  These  are  sold  to  provide  project construction  financing  until  permanent  financing  can  be  secured.  After successful  completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X|   Tax Exempt Commercial  Paper.  This type of short-term  obligation
(usually  having a maturity  of 270 days or less) is issued by a  municipality to meet current working capital needs.

      |X|   Municipal   Lease   Obligations.   The  Trust's   investments   in
municipal lease obligations may be through  certificates of participation that are offered to investors  by public  entities.  Municipal  leases may take the form of a lease  or an  installment  purchase  contract  issued  by a state or local  government  authority  to obtain  funds to  acquire a wide  variety  of equipment and facilities.

      Some  municipal  lease   securities  may  be  deemed  to  be  "illiquid"
securities.  Their  purchase by the Trust would be limited as described  below in "Illiquid  Securities." From time to time the Trust may invest more than 5%
of its net  assets  in  municipal  lease  obligations  that  the  Manager  has determined to be liquid under  guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:
      |_|   the frequency of trades and price quotations for such securities;
      |_|   the  number  of  dealers  or other  potential  buyers  willing  to purchase or sell such securities;
      |_|   the availability of market-makers; and
      |_|                             the   nature  of  the  trades  for  such
      securities.

            Municipal leases have special risk considerations.  Although lease obligations do not constitute  general  obligations  of the  municipality  for which the  municipality's  taxing  power is  pledged,  a lease  obligation  is ordinarily backed by the  municipality's  covenant to budget for,  appropriate and make the payments due under the lease obligation.  However,  certain lease
obligations  contain   "non-appropriation"  clauses  which  provide  that  the
municipality has no obligation to make lease or installment  purchase payments in future  years  unless  money is  appropriated  for that purpose on a yearly basis.  While  the  obligation  might be  secured  by the  lease,  it might be difficult to dispose of that property in case of a default.

      Projects financed with  certificates of participation  generally are not
subject  to  state   constitutional   debt   limitations  or  other  statutory
requirements  that may apply to other  municipal  securities.  Payments by the public entity on the obligation  underlying the  certificates are derived from available  revenue  sources.  That revenue might be diverted to the funding of other municipal service  projects.  Payments of interest and/or principal with respect  to the  certificates  are not  guaranteed  and do not  constitute  an obligation of a state or any of its political subdivisions.

      In  addition  to  the  risk  of  "non-appropriation,"   municipal  lease
securities  do not have as highly  liquid a market as  conventional  municipal bonds.  Municipal leases,  like other municipal debt obligations,  are subject to the risk of  non-payment  of  interest or  repayment  of  principal  by the issuer.  The  ability of  issuers of  municipal  leases to make  timely  lease payments  may be  adversely  affected  in general  economic  downturns  and as relative  governmental cost burdens are reallocated  among federal,  state and local  governmental  units.  A default in payment of income  would result in a reduction  of income to the Trust.  It could also result in a reduction in the value of the  municipal  lease and that,  as well as a default in repayment of principal,  could  result in a decrease  in the net asset  value of the Trust.
While the Trust holds such  securities,  the Manager  will also  evaluate  the likelihood  of a  continuing  market  for these  securities  and their  credit quality.

Ratings of  Securities  - Portfolio  Quality,  Maturity  and  Diversification.
Under Rule 2a-7 of the  Investment  Company Act, the Trust uses the  amortized cost method to value its  portfolio  securities  to determine  the Trust's net asset  value per  share.  Rule 2a-7  imposes  requirements  for the  maturity, quality and

diversification  of the  securities  which  the  Trust  buys.  The  Trust  may purchase only those securities that the Manager,  under procedures approved by the Board of Trustees,  has determined  have minimal credit risk and, as such, are "eligible securities".

      |_|   Quality.  Eligible  securities are securities that have received a rating in one of the two  highest  short-term  rating  categories  by a rating organization.  Rating  organizations  are  designated  by  the  SEC.  Eligible securities  may be  "first  tier" or  "second  tier"  securities.  First  tier securities  are those that have received a rating in the highest  category for short  term debt  obligations  by at least two rating  organizations.  If only one  rating  organization  has  rated  the  security,  it must be rated in the highest  category for that rating  organization.  U.S.  government  securities and securities  issued by a registered money market mutual fund are also first tier securities.

      The  Trust  may  also  buy  second  tier  "conduit  securities".   These
eligible  securities are securities rated by rating  organizations but are not first tier  securities.  Conduit  securities are municipal  securities such as industrial  development  or revenue  bonds  issued to  finance  non-government projects.  The payment of the principal and interest on a conduit  security is not the obligation of the municipal  issuer,  but is the obligation of another person  who is  ultimately  responsible  for  the  payment  of  principal  and interest,  such as the user of the  facility.  The Trust may not  invest  more than 5% of its total assets in second tier conduit securities.

      The Trust may also buy unrated  securities  that the Manager  determines are  comparable  in quality to a first or second  tier  security  by  applying certain criteria  established by the Board to determine its  creditworthiness.
These  criteria  require  a  high  quality  short  term  or  long-term  rating
(depending on the security)  from a rating  organization.  Unrated  securities the Trust may buy include asset backed  securities and  securities  subject to
"demand features" or "guarantees".

      The  Trust  may  purchase  a  security  subject  to a  guarantee  if the guarantee  is an  eligible  security or a first tier  security.  The trust may also  purchase a security  subject to a  "conditional"  demand  feature if the demand  feature is an eligible  security  and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7.

      If a  security's  rating  is  downgraded,  the  Manager  or the Board of
Trustees may have to reassess  the  security's  credit risk.  If a security is downgraded,  the  Manager  or the Board of  Trustees  will  promptly  reassess whether the security  continues to present  minimal credit risk,  reassess the status of the security as an "eligible  security," and take such actions as is appropriate.  If the Trust  disposes of the  security  within five days of the
Manager  learning  of the  downgrade,  the Manager  will  provide the Board of
Trustees  with  subsequent  notice  of such  downgrade.  If a  security  is in default,  or ceases to be an eligible security,  or is determined no longer to present minimal credit risks, the Board of Trustees must determine  whether it would be in the best interests of the Trust to dispose of the security.

      |_|   Diversification.  With  respect  to 75% of its total  assets,  the
Trust cannot invest more than 5% of its total assets in  securities  issued by one issuer.  It cannot  invest more than 5% of its total assets in  securities of one issuer  unless the  security is a first tier  security.  The Trust also cannot invest more than 1% of its total assets or $1.0  million,  whichever is greater,  in  second  tier  securities  of  one  issuer.  For  diversification purposes,  the Trust is considered to have purchased the security underlying a repurchase  agreement if the  repurchase  agreement  is fully  collateralized.
For a refunded security,  the Trust is considered to have the U.S.  government securities  underlying  the refunded  security.  For conduit  securities,  the
Trust  considers  the  issuer  to be the  person  ultimately  responsible  for payment of the  obligation.  If the Trust buys an asset backed  security,  the issuer of the  security is deemed to be the  "special  purpose"  entity  which issued  the  security.  A  special  purpose  entity  is  an  entity  which  is organized  solely for the purpose of issuing asset backed  securities.  If the asset  backed  securities  issued by the special  purpose  entity  include the obligations  of another  person or another  special  purpose  entity and those obligations  amount to 10% or more of the asset  backed  securities  the Trust buys,  that  other  person or entity is  considered  to be the issuer of a pro rata percentage of the asset backed security.

      The Trust may buy a security  subject to a demand  feature or guarantee.
In this  case,  with  respect  to 75% of its total  assets,  the Trust may not invest more than 10% of its total  assets in  securities  issued by or subject to demand  features or  guarantees  issued by the same  issuer.  If the demand feature or guarantee is a second tier security,  the Trust may not invest more than 5% of its total  assets in  securities  subject  to  demand  features  or guarantees  from the same issuer.  And, the Trust may not invest more than 10%
of its total assets in securities  issued by or subject to demand  features or guarantees from the same issuer.  However,  if the demand feature or guarantee is issued by a person who is a non-controlled  person, the Trust does not have to  limit  its  investments  to no  more  than  10% of  its  total  assets  in securities  issued by or subject to demand  features  or  guarantees  from the same issuer.

      |_|   Maturity.  The  Trust  must  maintain  a  dollar-weighted  average portfolio  maturity of not more than 90 days,  and the  maturity of any single security must not be in excess the maximum permitted  maturity under Rule 2a-7
(or any other  applicable  rule) which is currently  397 days from the date of purchase.  The Trust also may buy  adjustable  and floating  rate  securities, enter into  repurchase  agreements  and lend portfolio  securities.  Rule 2a-7 defines how the maturities of these securities are determined.

      |_|   Demand  Features and  Guarantees.  Demand  features and  gurantees and some of their uses are  described in the  Prospectus.  The Trust also uses
demand   features  and  guarantees  to  satisfy  the  maturity,   quality  and
diversifications   requirements  described  above.  The  Trust  considers  the person  which  issues the demand  feature as the person to whom the Trust will look for payment.  An  unconditional  demand feature is considered a guarantee and the Trust  looks to the person  making the  guarantee  for  payment of the obligation of the underlying security.

      When  the  Trust  buys  municipal  securities,  it may  obtain  a demand feature from the seller to repurchase the  securities  that entitles the Trust to  achieve  same  day  settlement  from the  repurchaser  and to  receive  an exercise  price equal to the amortized  cost of the  underlying  security plus accrued  interest,  if any, at the time of  exercise.  Another  type of demand feature  purchased in conjunction with a Municipal  Security enables the Trust to sell the underlying  security within a specified  period of time at a fixed exercise price.  The Trust may pay for demand  features  either  separately in cash or by paying a higher price for the  securities  acquired  subject to the demand  features.  The Trust  will enter  into  these  transactions  only with banks and dealers  which,  in the Manager's  opinion,  present  minimal credit
risks.   The  Trust's   purchases  of  demand  features  are  subject  to  the
provisions  of Rule 2a-7 under the  Investment  Company  Act because the Trust uses the amortized cost method to value its portfolio securities.

      The  Trust's  ability to  exercise a demand  feature or  guarantee  will depend on the ability of the bank or dealer to pay for the  securities  if the demand  feature  or  guarantee  is  exercised.  If the bank or  dealer  should default on its  obligation,  the Trust  might not be able to recover  all or a portion of any loss  sustained  from  having to sell the  security  elsewhere.
Demand  features  and  guarantees  are  not  transferable  by the  Trust,  and therefore  terminate  if the Trust  sells the  underlying  security to a third party.  The Trust  intends  to enter  into these  arrangements  to  facilitate portfolio  liquidity,  although such arrangements may enable the Trust to sell a security at a  pre-arranged  price  which may be higher than the  prevailing market price at the time the demand  feature or guarantee  is  exercised.  Any considerations  paid by the Trust for the demand feature (which  increases the cost of the  security  and  reduces  the  yield  otherwise  available  for the security)  will be reflected on the Trust's books as  unrealized  depreciation while the demand  feature or  guarantee is held,  and a realized  gain or loss when demand feature is exercised or expires.

Other Investment Strategies

Floating  Rate/Variable Rate Obligations.  The Trust may invest in instruments with  floating or variable  interest  rates.  The interest  rate on a floating rate obligation is based on a stated  prevailing market rate, such as a bank's prime  rate,  the  90-day  U.S.  Treasury  Bill  rate,  the rate of  return on commercial  paper or bank  certificates  of deposit,  or some other  standard.
The rate on the  investment  is  adjusted  automatically  each time the market rate is adjusted.  The interest  rate on a variable  rate  obligation  is also based on a stated  prevailing  market rate but is adjusted  automatically at a specified  interval.  Some variable rate or floating rate obligations in which the Trust may  invest  have a demand  feature  entitling  the holder to demand payment  of an  amount  approximately  equal  to  the  amortized  cost  of the instrument or the principal  amount of the instrument plus accrued interest at any time, or at specified  intervals not exceeding the maximum time  permitted under Rule 2a-7 (which is currently  397 days).  These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include  master  demand notes,  which are obligations  that  permit the Trust to invest  fluctuating  amounts in a note.
The amount may change daily without penalty,  pursuant to direct  arrangements between  the Trust,  as the note  purchaser,  and the issuer of the note.  The interest  rates on these  notes  fluctuate  from time to time.  The  issuer of this type of obligation  normally has a corresponding right in its discretion, after a given  period,  to  prepay  the  outstanding  principal  amount of the obligation plus accrued  interest.  The issuer must give a specified number of days' notice to the holders of those  obligations.  Generally,  the changes in the interest rate on those  securities  reduce the fluctuation in their market value.  As interest  rates  decrease or increase,  the  potential  for capital appreciation  or  depreciation  is less than that for  fixed-rate  obligations having the same maturity.

      Because  these  types of  obligations  are direct  lending  arrangements between  the  note  purchaser  and  issuer  of  the  note,  these  instruments generally will not be traded.  Generally,  there is no  established  secondary market for these types of  obligations,  although they are redeemable from the issuer at face value.  Accordingly,  where these  obligations  are not secured by letters of credit or other credit support  arrangements,  the Trust's right to  redeem  them  is  dependent  on the  ability  of the  note  issuer  to pay principal and interest on demand.  These types of obligations  usually are not rated by credit  rating  agencies.  The Trust may invest in  obligations  that are not rated only if the Manager  determines at the time of  investment  that they are  Eligible  Securities.  The  Manager,  on behalf of the  Trust,  will monitor the  creditworthiness of the issuers of the floating and variable rate obligations in the Trust's  portfolio on an ongoing  basis.  There is no limit on the amount of the Trust's  assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7.

When-Issued and Delayed  Delivery  Transactions.  As stated in the Prospectus, the Trust may invest in municipal  securities on a  "when-issued"  or "delayed delivery"  basis.  Payment for and delivery of the securities shall not exceed
120 days from the date the offer is  accepted.  The  purchase  price and yield are  fixed at the time the  buyer  enters  into  the  commitment.  During  the period  between the time of commitment and  settlement,  no payment is made by the  Trust  to the  issuer  and no  interest  accrues  to the  Trust  from the investment.  However,  the Trust  intends to be as fully  invested as possible and will not  invest  in  when-issued  securities  if its  income or net asset value will be materially  adversely affected.  At the time the Trust makes the commitment to purchase a municipal  security on a when-issued  basis,  it will record the  transaction  on its books and reflect the value of the security in determining  its net asset  value.  It will also  identify on its books liquid assets  equal in  value  to the  commitment  for the  when-issued  securities.
While  when-issued  securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement  unless a prior sale appears desirable for  investment  reasons.  There is a risk that the yield  available in the  market  when  delivery  occurs  may be  higher  than the  yield on the security acquired.

Loans of Portfolio  Securities.  To attempt to increase its income,  the Trust may lend its  portfolio  securities  to brokers,  dealers and other  financial institutions.  These  loans are  limited  to not more than 10% of the value of the Trust's total assets and are subject to other conditions  described below.
The Trust  will not enter  into any  securities  lending  agreements  having a maturity in excess the  maximum  time period  provided  for in Rule 2a-7.  The
Trust  presently does not intend to lend its  securities,  but if it does, the value of  securities  loaned is not  expected to exceed 5% of the value of the
Trust's total assets.  There are some risks in lending  securities.  The Trust could experience a delay in receiving additional  collateral to secure a loan, or a delay in recovering the loaned securities.

      The Trust must receive  collateral for a loan.  Any securities  received as collateral  for a loan must mature in twelve months or less.  Under current applicable  regulatory  requirements  (which are subject to  change),  on each business  day the loan  collateral  must be at least equal to the market value of the loaned  securities.  The collateral  must consist of cash, bank letters of credit, U.S.  government  securities or other cash equivalents in which the
Trust is permitted  to invest.  To be  acceptable  as  collateral,  letters of credit  must  obligate  a bank to pay  amounts  demanded  by the  Trust if the demand  meets the terms of the letter.  Such terms and the  issuing  bank must be satisfactory to the Trust.

      When it lends  securities,  the  Trust  receives  from the  borrower  an amount  equal to the  interest  paid or the  dividends  declared on the loaned securities  during the term of the loan. It may also receive  negotiated  loan fees  and the  interest  on the  collateral  securities,  less  any  finders', custodian,  administrative or other fees the Trust pays in connection with the loan.  The  Trust  may  share  the  interest  it  receives  on the  collateral securities  with the borrower as long as it realizes at least a minimum amount of interest  required by the lending  guidelines  established  by its Board of
Trustees.

      The  Trust  will not  lend  its  portfolio  securities  to any  officer,
Trustee,  employee or affiliate of the Trust or its Manager.  The terms of the
Trust's  loans must meet  certain  tests under the  Internal  Revenue Code and permit the Trust to reacquire  loaned  securities on five business days notice or in time to vote on any important matter.

Repurchase  Agreements.  In a  repurchase  transaction,  the Trust  acquires a security from, and  simultaneously  resells it to, an approved  vendor (a U.S.
commercial  bank or the U.S.  branch of a foreign bank having  total  domestic assets of at least $1  billion  or a  broker-dealer  with a net  capital of at least  $50  million  and  which  has  been  designated  a  primary  dealer  in government  securities).  The resale price  exceeds the  purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during  which the  repurchase  agreement  is in effect.  The majority of these transactions  run  from  day to  day,  and  delivery  pursuant  to the  resale typically  will  occur  within  one to five days of the  purchase.  Repurchase agreements  are considered  "loans" under the Investment  Company Act of 1940, as amended (the  "Investment  Company Act")  collateralized  by the underlying security.  The Trust's  repurchase  agreements require that at all times while the repurchase  agreement is in effect, the value of the collateral must equal
or  exceed  the  repurchase  price  to  fully   collateralize   the  repayment
obligation.    Additionally,   the   Manager   will   monitor   the   vendor's
creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

Bank Loan Participation Agreements.  The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities.  Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan.  Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank.
Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan.  If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income.

Special  Investment   Considerations  -  New  York  Municipal  Securities.  As
explained in the Prospectus,  the Trust's  investments are highly sensitive to the fiscal  stability  of New York State  (referred  to in the  section as the
"State") and its  subdivisions,  agencies,  instrumentalities  or authorities, including  New York City,  which issue the  municipal  securities in which the
Trust invests.  The following  information on risk factors in concentrating in
New York municipal securities is only a summary,  based on the State's Interim
Annual  Information  Statement dated July 27, 2001, and on  publicly-available official  statements  relating to offerings  by issuers of New York  municipal securities  on or prior to July 15, 2001 with respect to offerings of New York
State,  and on or prior to March 22,  2001 with  respect to  offerings  by New
York City.  No representation is made as to the accuracy of this information.

      During   the   mid-1970's    the   State,    some   of   its   agencies,
instrumentalities  and public benefit  corporations (the  "Authorities"),  and certain  of  its  municipalities  faced  serious  financial  difficulties.  To address  many  of  these  financial  problems,  the  State  developed  various programs,  many of which were  successful  in reducing the  financial  crisis.
Any  further   financial   problems   experienced  by  these   Authorities  or
municipalities  could have a direct  adverse  effect on the New York municipal securities in which the Trust invests.

      |X|   Factors Affecting  Investments in New York State  Securities.  The
State's  published   forecast  of  its  economy  showed  continued  growth  in
employment,  wages and personal income during the 2001 calendar year, although growth was  expected  to  moderate  significantly  from the rates  achieved in
2000.  Overall  employment  was  expected  to grow at a much more  modest rate than in 2000,  reflecting  the  slowdown  in the  national  economy.  New York personal  income was  estimated to have grown by 7.5% in 2000,  fueled in part by a large  increase in finance  sector bonus  payments  and strong  growth in total  employment.  State personal  income was projected to grow 4.5% in 2001.
The slowdown in growth was attributable  primarily to slower employment growth and  expected  weakness  in  income  payments,  particularly  bonuses,  in the financial sector.

      The  most  significant  risks to the  State  economic  forecast  revolve
around  the  financial   markets.   Weaker   financial  market  activity  than
currently  projected  could result in lower bonus payments and therefore lower
wages  and  personal   income  than   indicated   by  the  State's   forecast.
Additionally,  weaker State employment  growth than currently  projected could produce lower wage and personal income growth than reflected in the forecast.

      Many  complex  political,  social  and  economic  forces  influence  the
State's economy and finances,  which may in turn affect the State's  financial plan  for  the  2001-02  fiscal  year.  These  forces  may  affect  the  State
unpredictably   from  fiscal  year  to  fiscal  year  and  are  influenced  by governments,  institutions,  and events  that are not  subject to the  State's control.  The  financial  plan for  2001-02  is also  necessarily  based  upon forecasts of national and State  economic  activity.  Economic  forecasts have frequently  failed to predict  accurately  the timing and magnitude of changes in the  national  and State  economies.  The  projections  assume  no  further changes  in federal  tax law,  which  could  substantially  alter the  current receipts forecast.

      The current  projected budget gaps of $2.48 billion in 2002-03 and $2.93 billion in 2003-04 may change  substantially as the budget process for 2001-02 continues.  For example,  the State  Legislature  may not enact the "Executive
Budget," the Governor's  constitutionally  mandated  annual  submission to the
Legislature which contains his recommended  program for the forthcoming fiscal year,  as proposed by the  Governor.  Also,  the  State's  actions  during the current  fiscal  year may be  insufficient  to preserve  budgetary  balance in
2001-02 or may add to the budget  gaps  projected  for  future  fiscal  years.
Actual  results for the current  fiscal  year may also differ  materially  and adversely  from the State's  projections.  The  Governor is required by law to propose a balanced  budget  each year and is to  propose  steps  necessary  to address any potential budget gaps in subsequent  budgets.  However,  there can be no assurance  that the  Legislature  will enact the  Executive  Budget into
law,  or  that  the  State's  adopted  budget   projections  will  not  differ
materially and adversely from the  projections set forth in the Interim Annual
Information Statement.

      Over the long term,  uncertainties  with regard to the  economy  present the largest  potential risk to future budget  balance in New York State.  Many uncertainties  exist in any  forecast  of the  national  and State  economies.
Given the recent volatility in financial markets,  such uncertainties are more pronounced at this time.  For example,  a sustained  downturn in the financial markets is  possible.  The  securities  industry is more  important to the New
York economy than the national economy as a whole,  potentially amplifying the impact of such a downturn.  A large change in stock market  performance during the forecast  horizon  could result in wage and  unemployment  levels that are significantly different from those embodied in the current forecast.

      Two  variables  which  stand  out as being  particularly  vulnerable  to financial market volatility,  and which are closely associated with the recent strength of State  personal  income tax  receipts,  are finance  sector  bonus income and capital gains  realizations.  Historically,  financial sector bonus income has been closely tied to security firm  profits.  With many Wall Street profit-making  activities  (such as initial  public  offerings and mergers and acquisitions)  now significantly  below 2000 levels,  the New York Division of
Budget  ("DOB") has  forecasted  a  significant  decline in  financial  sector profits  for  2001.  DOB also  expected  that the  decline  in  equity  values observed  since early 2000,  combined  with the recent  decline in the average holding  period  for  equities,  would  produce a  decline  in  capital  gains realizations  for this year.  However,  both bonus  income and  capital  gains realizations  have  historically  been  subject to a large degree of variation and could easily fall below (or rise above) expectations.

      National economic growth slowed  significantly during the second half of
2000 and first  quarter of 2001, as the longest  economic  expansion on record started its eleventh  year.  Real U.S.  Gross  Domestic  Product (GDP) grew by
1.2 percent during the first quarter of 2001,  following growth of 1.0 percent in the last  quarter of 2000.  DOB  expected  this  reduced  pace of growth to continue  throughout  2001.  Real U.S. GDP was expected to grow by 1.7 percent for all of 2001, following a 5.0 percent increase in 2000.

      The most  significant  risks to the  national  forecast  relate to those factors  which may  cause the  economy  to slow down  substantially  more than projected.  With increased layoff  announcements,  employment  growth may come in below  expectations.  This  suggests  lower  income  growth an hence  lower consumption  growth than  projected.  Another  potential  risk to the national economy lies in the  uncertain  future of the  financial  markets.  Should the stock market decline more significantly than DOB's projections,  the resultant reduction in the value of household  wealth  could reduce  consumption  growth even further.  Furthermore,  as a result of the terrorist attacks on the World
Trade  Center and the  Pentagon on September  11,  2001,  the U.S.  securities markets  were  closed for a  four-day  period.  These  terrorist  attacks  and related  events have led to increased  short-term  market  volatility  and may have  long-term  effects on U.S. and world  economies  and markets.  A similar disruption of the financial  markets could impact  interest  rates,  auctions, secondary trading,  ratings, credit risk, inflation and other factors relating to the  securities  in which the Trust  invests.  Alternatively,  the  Federal
Reserve's  accelerated  pace of  interest  rate  reductions  could  lead to an earlier and sharper-than-expected rebound in consumption and investment.

      New  York is the  third  most  populous  state in the  nation  and has a relatively  high level of personal  wealth.  The  State's  economy is diverse,
with  a  comparatively  large  share  of  the  nation's  finance,   insurance,
transportation,  communications  and  services  employment,  and a very  small share of the nation's  farming and mining  activity.  The State's location and its air  transport  facilities  and natural  harbors have made it an important link in  international  commerce.  Travel and tourism  constitute an important part of the economy.  However,  the terrorist attack on the World Trade Center on  September  11,  2001 is likely  to have an  adverse  effect on travel  and tourism.  Like the rest of the nation, New York has a declining  proportion of its workforce engaged in manufacturing,  and an increasing  proportion engaged in service industries.

      Relative to the nation,  the State has a smaller share of  manufacturing and  construction  and a  larger  share  of  service-related  industries.  The
State's  finance,  insurance,  and real estate share, as measured by wages, is particularly  large  relative to the nation.  The State  projected  that it is likely  to be less  affected  than the  nation as a whole  during an  economic recession that is concentrated in manufacturing and  construction,  but likely to be more  affected by any  economic  downturn  that is  concentrated  in the services sector.

      The  terrorist  attack on the World Trade Center on  September  11, 2001 has disrupted a number of businesses,  caused extensive  property  damage,  is likely to reduce travel,  tourism and leisure  spending and have other adverse impacts  on the State.  Additionally,  many  businesses  located in and around the World  Trade  Center  may  relocate  to other  cities  and  other  states.
Therefore,  the  State is  likely  to  suffer a  decrease  in  revenue  and an increase in expenditures  related to the attack,  the economic effect of which will be likely  to have a  significant  adverse  impact  on the  finances  and budget of the State.  It is  impossible  at this time  accurately  to forecast the scope and extent of such adverse effects.

      |X|   The 2001-02  Fiscal  Year.  As of the date of the State's  Interim
Annual Information  Statement,  the State had not yet enacted a budget for the
2001-02  fiscal  year,   which  began  on  April  1,  2001,  but  had  enacted
appropriations for State-supported,  contingent contractual, and certain other debt  service  obligations  for the entire  2001-02  fiscal  year on March 29,
2001.   The  State  had  also  passed   legislation   that  extended   certain
revenue-raising  authority and made interim  appropriations for State personal service costs,  various grants to local  governments,  and certain other items through  August  2,  2001.  In prior  years,  the State  had  enacted  similar interim  appropriations to permit the State to continue operations until final action on the  Governor's  Executive  Budget.  Upon  enactment of a budget for the 2001-02  fiscal year, the State will produce a revised  economic  forecast and a 2001-02 Financial Plan.

      On  February  13,  2001,  the DOB issued a revised  Financial  Plan (the
"February Financial Plan") that incorporated the Governor's  amendments to his
2001-02 Executive  Budget.  The State's General Fund (the major operating Fund of the State) was projected in the February  Financial  Plan to be balanced on a cash basis for the 2001-02  fiscal year.  Total  receipts and transfers from other  funds were  projected  to reach  $42.66  billion,  an  increase of $200 million from the Governor's  Executive Budget forecast,  and disbursements and transfers to other funds were projected to remain  unchanged at $41.34 billion compared to the  Executive  Budget.  The Governor had proposed  retaining  the additional  receipts as a reserve,  consistent with his recommendations in the
Executive  Budget for the use of the 2000-01  cash  surplus  projected at that time.

      The State  reported  that at the end of the  2000-01  fiscal  year,  the
General  Fund had a closing  balance  of $1.10  billion  and $3.52  billion on deposit in the tax refund  reserve  account,  which  account is used to adjust personal  income tax  collections  across fiscal years to pay for tax refunds, as well as to accomplish  other  February  Financial Plan  objectives.  At the end of the first  quarter of the 2001-02  fiscal year,  General Fund  receipts and transfers  from other funds totaled  $15.32  billion,  $387 million higher than  the  same  period  the  year  before.  General  Fund  disbursements  and transfers to other funds totaled  $10.29  billion in the first  quarter,  $940 million above the same period the year before.

      Since the  submission  by the Governor of  amendments  to the  Executive
Budget,  discussions  between the Governor and the Legislature have focused on the  levels  of  resources  available  to  finance  changes  to  the  February
Financial Plan within the  constraints  of a weakening  economy and a balanced financial  plan.  Revenues  associated  with  the  April  2001  settlement  of calendar  year  2000 tax  liabilities  exceeded  projections  in the  February
Financial  Plan  due  primarily  to  strong  activity  in  capital  gains  and financial  sector  bonuses  that are not  expected by DOB to recur in calendar
2001.  However,  DOB believes that receipts for the entire 2001-02 fiscal year may fall below the estimates  contained in the February  Financial Plan due to weakness in the economy and a slowdown in  withholding  and sales tax receipts growth.

      |_|   State   Governmental   Funds   Group.   Substantially   all  State
non-pension   financial   operations   are   accounted   for  in  the  State's
governmental funds group.  Governmental funds include:

      o  the General Fund,  which is the major operating fund of the State and receives  all  receipts  that are not required by law to be deposited in another fund,  including most State tax receipts and certain fees, transfers  from other  funds and  miscellaneous  receipts  from other sources;
      o  Special  Revenue  Funds,  which  account for the proceeds of specific revenues  (other than expendable  trusts or major capital  projects), such as federal  grants,  that are legally  restricted  to  specified purposes;
      o  Capital Projects Funds, which account for financial  resources of the
         State  to be used  for  the  acquisition  or  construction  of  major capital  facilities  (other than those  financed  by Special  Revenue
         Funds, Proprietary Funds and Fiduciary Funds); and
      o  Debt Service Funds,  which account for the  accumulation of resources
         (including  receipts from certain  taxes,  transfers from other funds and  miscellaneous  revenues,  such as  dormitory  room rental  fees,
         which  are  dedicated  by  statute  for  payment  of   lease-purchase
         rentals)  for the  payment  of general  long-term  debt  service  and
         related    costs    and    payments    under    lease-purchase    and
         contractual-obligation financing arrangements.

      |_|   Local  Government  Assistance  Corporation.  In 1990, as part of a
State  fiscal  reform  program,   legislation   was  enacted   creating  Local
Government Assistance  Corporation,  a public benefit corporation empowered to issue  long-term  obligations to fund payments to local  governments  that had been traditionally  funded through the State's annual seasonal borrowing.  The legislation  authorized  the  corporation  to issue  its bonds and notes in an amount not in excess of $4.7 billion  (exclusive of certain  refunding bonds).
Over a period of years,  the issuance of these  long-term  obligations,  which are to be amortized over no more than 30 years,  was expected to eliminate the need for continued short-term seasonal borrowing.

      The  legislation  also  dedicated  revenues  equal to one percent of the four percent  State sales and use tax to pay debt service on these bonds.  The legislation  also imposed a cap on the annual seasonal  borrowing of the State at $4.7  billion,  less net  proceeds of bonds issued by the  corporation  and bonds  issued to provide for  capitalized  interest.  An exception is in cases where the Governor and the  legislative  leaders have  certified  the need for additional  borrowing  and have  provided a schedule  for  reducing  it to the cap. If borrowing  above the cap is thus  permitted in any fiscal year,  it is required  by law to be reduced to the cap by the fourth  fiscal year after the limit was first exceeded.  This provision  capping the seasonal  borrowing was included as a covenant with the  corporation's  bondholders  in the resolution authorizing such bonds.

      As of June 1995, the  corporation  had issued bonds and notes to provide net  proceeds  of $4.7  billion,  completing  the  program.  The impact of its borrowing,  as well as other changes in revenue and spending patterns, is that the  State has been able to meet its cash flow  needs  throughout  the  fiscal year without relying on short-term seasonal borrowings.

      |X|   Authorities.  The  fiscal  stability  of the State is  related  in part to the fiscal  stability  of its  public  Authorities.  Authorities  have various  responsibilities,  including  those which finance,  construct  and/or operate  revenue-producing  public facilities.  Authorities are not subject to the  constitutional  restrictions  on the incurrence of debt that apply to the
State  itself,   and  may  issue  bonds  and  notes  within  the  amounts  and restrictions  set forth in their  legislative  authorization.  As of  December
31, 2000,  there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate  outstanding  debt,  including  refunding bonds, of these Authorities was almost $98 billion,  only a portion of which constitutes
State-supported or State-related debt.

      Authorities  are  generally  supported  by  revenues  generated  by  the projects financed or operated,  such as tolls charged for the use of highways, bridges  or  tunnels,  charges  for public  power,  electric  and gas  utility services,  rentals  charged for housing  units and  charges for  occupancy  at medical care facilities.  In addition,  State legislation  authorizes  several
financing  techniques  for  Authorities.   There  are  statutory  arrangements
providing for State local assistance  payments otherwise payable to localities to be made under  certain  circumstances  to  Authorities.  Although the State has no obligation to provide  additional  assistance to localities whose local assistance  payments have been paid to Authorities  under these  arrangements, if local assistance  payments are diverted,  the affected  localities may seek additional State  assistance.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings  of  the  State's  Securities.  As  of  October  1,  2001,
Standard & Poor's Ratings  Services,  a Division of The McGraw-Hill  Companies
("Standard & Poor's"),  has rated the State's general  obligation  bonds "AA,"
Moody's  Investors  Service,  Inc.  ("Moody's") has rated those bonds "A2" and
Fitch, Inc. ("Fitch") has rated those bonds "AA."

      Ratings reflect only the respective views of the ratings  organizations, and an explanation of the  significance  of such ratings must be obtained from the  rating  agency  furnishing  the  rating.  There  is no  assurance  that a particular  rating will continue for any given period of time or that a rating will not be revised downward or withdrawn  entirely if, in the judgment of the agency  originally  establishing  the  rating,  circumstances  so  warrant.  A downward  revision or  withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Trust invests.

      |X|   The State's  General  Obligation  Debt. As of March 31, 2001,  the
State  had   approximately   $4.3   billion   in  general   obligation   bonds
outstanding.  Principal  and  interest  due on  general  obligation  bonds and interest due on bond anticipation  notes were $677.5 million for the 2000-2001 fiscal year and are  estimated  to be $632.6  million for the State's  2001-02 fiscal year.

      |X|   Pending  Litigation.  The State is a defendant  in numerous  legal proceedings  pertaining to matters  incidental to the  performance  of routine governmental  operations.  That  litigation  includes,  but is not limited to, claims  asserted  against the State  involving State finances and programs and arising  from alleged  violations  of civil  rights,  alleged  torts,  alleged breaches of contracts,  real property proceedings and other alleged violations of State and federal  laws.  These  proceedings  could  affect  adversely  the financial condition of the State in the 2001-02 fiscal year or thereafter.

      The State  believes that the proposed  February  Financial Plan includes sufficient  reserves for the payment of judgments that may be required  during the 2001-02 fiscal year. There can be no assurance,  however,  that an adverse decision in any of these  proceedings would not exceed the amount the February
Financial  Plan reserves for the payment of judgments  and,  therefore,  could affect the  ability of the State to  maintain  a  balanced  2001-02  Financial
Plan.

      In  addition,  the State is party to other  claims and  litigation  that either its legal  counsel  has advised  are not  probable  that the State will suffer  adverse court  decisions or the State has determined are not material.
Although  the  amounts  of  potential   losses,  if  any,  are  not  presently
determinable,  it is the State's opinion that its ultimate  liability in these cases  is not  expected  to have a  material  adverse  effect  on the  State's financial position in the 2001-02 fiscal year or thereafter.

      |X|   Other Functions.  Certain  localities in addition to New York City
have   experienced   financial   problems  and  have  requested  and  received
additional  State  assistance  during the last several State fiscal years. The potential  impact  on the  State of any  future  requests  by  localities  for
additional   oversight  or  financial   assistance  is  not  included  in  the
projections of the State's receipts and  disbursements for the State's 2001-02 fiscal year.

      |X|   Factors   Affecting   Investments   in  New  York  City  Municipal
Securities.  New York  City (the  "City")  has a highly  diversified  economic base,  with  a  substantial  volume  of  business  activity  in  the  service, wholesale and retail trade and  manufacturing  industries  and is the location of many  securities,  banking,  law,  accounting,  news media and  advertising firms.

      Economic  activity  in the City has  experienced  periods  of growth and recession  and can be expected to  experience  periods of growth and recession in the future.  Changes in the  economic  activity  in the City,  particularly employment,  per capita personal income and retail sales may have an impact on the City.  From 1969 to 1977,  the City  experienced  substantial  declines in employment,  but from 1978 to 1987 the City experienced strong growth in jobs, especially in the City's  finance,  insurance  and real estate  sectors due in large part to lower  inflation,  lower interest rates and a strong  securities market.  Beginning in 1988,  employment growth in the City slowed, and in 1990 the City  experienced job losses,  although the U.S.  economy  expanded during that period.  During 1991 and 1992, employment levels in the City continued to decline. In recent years, the City experienced  increases in employment.  Real per capita personal income (i.e.,  per capita personal income adjusted for the effects of  inflation  and the  differential  in living  costs) has  generally experienced fewer fluctuations than employment in the City.  Although the City periodically  experienced  declines in real per capita personal income between
1969 and 1981,  real per  capita  personal  income  in the City has  generally increased  from the mid-1980's  until the present.  In nearly all of the years between 1969 and 1990 the City  experienced  strong increases in retail sales.
However,  from  1991 to 1993,  the City  experienced  a weak  period of retail sales.  Since  1994,  the City has  returned  to a period  of growth in retail sales.  Overall,  the City's economic  improvement  accelerated  significantly between 1997 and 1999.  Much of the increase can be traced to the  performance of the securities industry,  but the City's economy also produced gains in the retail trade sector,  the hotel and tourism industry,  and business  services, with private  sector  employment  growing at a record pace. The City's current financial plan assumes that,  after strong growth in 2000,  moderate  economic growth will exist through  calendar year 2003,  with moderating job growth and wage increases.

      For  each of the  1981  through  2000  fiscal  years,  the  City  had an operating  surplus,  before  discretionary  and other transfers,  and achieved balanced  operating results as reported in accordance with generally  accepted accounting  principles after  discretionary and other transfers.  The City has been  required  to  close  substantial  gaps  between  forecast  revenues  and forecast  expenditures in order to maintain balanced operating results.  There can  be no  assurance  that  the  City  will  continue  to  maintain  balanced operating  results  as  required  by State law  without  tax or other  revenue increases or reductions in City services or entitlement programs,  which could adversely affect the City's economic base.

      The Mayor is  responsible  for  preparing  the  City's  financial  plan, including the City's  current  financial plan for the 2001 through 2005 fiscal years  (referred to below as the  "2001-2005  Financial  Plan," or  "Financial
Plan").

      The  City's  projections  set forth in the  Financial  Plan are based on various  assumptions and  contingencies  which are uncertain and which may not materialize.  Implementation  of the  Financial  Plan is  dependent  upon  the
City's ability to market its securities  successfully.  The City's program for financing  capital  projects for fiscal  years 2001 through 2005  contemplates the issuance of  approximately  $11.4 billion of general  obligation bonds and approximately  $5.54  billion  of bonds  to be  issued  by the New  York  City
Transitional Finance Authority (the "Finance  Authority").  In addition, it is currently  expected  that the City will  have  access  to  approximately  $2.4 billion  (including the $604 million of bond proceeds  received by March 2001)
of proceeds from the sale of tobacco  settlement  bonds to be issued by TSASC,
Inc.  ("TSASC").   Such  bonds  are  secured  by  revenues  derived  from  the settlement  of litigation  with tobacco  companies  selling  cigarettes in the
United  States.  The Finance  Authority  and TSASC were  created to assist the
City in financing its capital  program  while keeping the City's  indebtedness within the forecast level of the constitutional  restrictions on the amount of debt the City is authorized to incur.

      In  addition,  the City  issues  revenue and tax  anticipation  notes to finance its seasonal  working capital  requirements.  The success of projected public sales of City, New York City Municipal Water Finance  Authority ("Water
Authority"),  Finance  Authority,  TSASC  and other  bonds  and notes  will be subject to  prevailing  market  conditions.  The City's  planned  capital  and operating  expenditures are dependent upon the sale of its general  obligation debt,  as well as debt of the Water  Authority,  Finance  Authority and TSASC.
Future  developments  concerning  the  City  and  public  discussion  of  such developments,  as well as prevailing market conditions,  may affect the market for outstanding City general obligation bonds and notes.

      The City  Comptroller  and other  agencies  and public  officials  issue periodic reports and make public statements which,  among other things,  state that projected  revenues and expenditures may be different from those forecast in the City's  financial  plans.  It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      |X|   The City's  2001-2005  Financial  Plan. The Financial Plan for the
2001 through 2005 fiscal  years,  released on January 25, 2001,  projects that revenues and  expenditures for the 2001 and 2002 fiscal years will be balanced in accordance  with generally  accepted  accounting  principles,  and projects gaps of $2.4  billion,  $2.5  billion and $2.3  billion for fiscal  years 2003 through 2005,  respectively,  after  implementation  of a gap closing program.
The Financial  Plan depends upon its  projections of increased tax revenues in fiscal years 2001 through 2004,  reflecting  primarily  increases in projected personal income, business and sales tax revenues;  projections of increases in revenues  in fiscal  years 2001 and 2002 due to  reductions  in  proposed  tax cuts;  projections of increased pension costs resulting  primarily from a cost of living  adjustment in pension  payments for the years 2001 through 2004; an increase  in labor  costs in fiscal  years 2001  through  2004 to reflect  the elimination  of  previously  planned  savings,  partially  offset by  recently negotiated  fringe  benefit cost  savings;  and other net spending  increases, including  increased spending for Medicaid,  police,  energy, debt service and other  agency  spending.  The  Financial  Plan  further  includes  a  proposed discretionary  transfer in the 2001  fiscal  year of $2.3  billion to pay debt service  due in fiscal  year 2002 and a  proposed  discretionary  transfer  in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

      The  Financial  Plan is based on  numerous  assumptions,  including  the condition  of the  City's  and the  region's  economies  and  the  concomitant receipt of economically  sensitive tax revenues in the amounts projected.  The
Financial  Plan is subject to various other  uncertainties  and  contingencies relating to, among other factors,  the extent, if any, to which wage increases for City  employees  exceed the annual wage costs assumed for the 2001 through
2005 fiscal years;  continuation of projected  interest  earnings  assumptions for  pension  fund assets and current  assumptions  with  respect to wages for
City employees affecting the City's required pension fund  contributions;  the willingness  and ability of the State to provide the aid  contemplated  by the
Financial  Plan and to take  various  other  actions to assist  the City;  the ability of the Health and  Hospitals  Corporation,  the Board of Education and
other such  agencies to maintain  balanced  budgets;  the  willingness  of the
Federal  government to provide the amount of Federal aid  contemplated  in the
Financial  Plan; the impact on City revenues and  expenditures  of Federal and
State welfare reform and any future  legislation  affecting  Medicare or other entitlement  programs;  adoption of the City's  budgets by the City Council in substantially  the forms  submitted  by the Mayor;  the ability of the City to implement  cost  reduction  initiatives,  and the success  with which the City controls  expenditures;  the impact of conditions in the real estate market on real  estate  tax  revenues;  the  City's  ability  to market  its  securities successfully  in the public credit  markets;  and  unanticipated  expenditures that  may be  incurred  as a  result  of  the  need  to  maintain  the  City's infrastructure.

      The  Financial  Plan  contains  a  labor  reserve  for  merit  pay  wage increases  for  City  employees  for  two (2)  years  after  their  collective bargaining  agreements expire, at a cost of $355 million,  $750 million,  $800 million and $800  million in fiscal  years 2001  through  2004,  respectively.
The Financial Plan does not make any provision for wage  increases  other than the labor reserve for merit pay increases discussed above.

      The  Financial  Plan also  reflects a  proposed  tax  reduction  program including the elimination of the commercial rent tax over four (4) years;  the extension of current tax reductions for owners of cooperative  and condominium apartments;  an earned income tax credit; a credit against the personal income tax for  resident  owners of  Subchapter  S  corporations;  a repeal of the $2 hotel tax; the  elimination  of the sales tax on clothing and footwear;  and a
10% reduction in business taxes,  each of which requires approval by the State legislature and/or the City Council.

      On March 1, 2001, the City Comptroller  issued a report on the Financial
Plan,  which  projected  a surplus  for  fiscal  year which  could  exceed the
Financial  Plan  projections  by  between  $29  million  and $49  million.  In addition,  the report  projected a possible  budget gap of $290 million,  or a possible  surplus of $671  million,  for fiscal year 2002,  and budget gaps of between $2.3 billion and $3.2  billion,  $2.9  billion and $4.0  billion,  and
$2.8  billion  and  $4.0   billion  in  fiscal   years  2003   through   2005,
respectively,  depending  on,  among other  considerations,  whether the State legislature  fails to approve  proposed  tax  reductions  in fiscal years 2002 through  2005;  the City incurs  labor costs  exceeding  those  assumed in the
Financial  Plan  in  fiscal  years  2002  through  2005;  the  City is able to complete  proposed asset sales,  including the sale of New York City Off-Track
Betting  Corporation  in fiscal year 2002;  and the city receives $350 million in assumed  State and Federal aid in each of fiscal years 2002  through  2005, which has been proposed in prior years without success.

      Various actions  proposed in the Financial Plan are uncertain.  If these measures  cannot be  implemented,  the City  will be  required  to take  other actions to decrease  expenditures or increase  revenues to maintain a balanced financial  plan.  In addition,  the economic  and  financial  condition of the
City may be affected by various financial,  social, economic and other factors which could have a material  effect on the City.  For example,  as  previously noted,  the  terrorist  attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses,  caused extensive  property  damage,  is likely to reduce travel,  tourism and leisure  spending and have other adverse impacts on the City.  Additionally,  many businesses located in and around the
World Trade Center may relocate to other cities and other  states.  Therefore, the City is  likely  to  suffer a  decrease  in  revenue  and an  increase  in expenditures  related  to the  attack,  the  economic  effect of which will be likely to have a  significant  adverse  impact on the  finances and budgets of the City. It is  impossible at this time  accurately to forecast the scope and extent of such adverse effects

      The  projections  and  assumptions  contained in the Financial  Plan are subject to revision  which may involve  substantial  change,  and no assurance can be given that these  estimates  and  projections,  which  include  actions which the City  expects  will be taken but which  are not  within  the  City's control, will be realized.

      |X|   Ratings of the  City's  Bonds.  As of  October  1, 2001,  Moody's,
Standard & Poor's and Fitch rated the City's  outstanding  general  obligation bonds "A2," "A" and "A+,"  respectively.  These ratings reflect only the views of  Moody's,  Standard & Poor's and Fitch  from  which an  explanation  of the significance  of such  ratings may be  obtained.  There is no  assurance  that those  ratings  will  continue  for any given period of time or that they will not be revised  downward  or  withdrawn  entirely.  Any  downward  revision or withdrawal  could  have an adverse  effect on the market  prices of the City's bonds.  On July 16, 1998,  Standard & Poor's  revised its rating of City bonds to "A-" from "BBB+." On  September  13,  2000,  Standard & Poor's  revised its rating of City Bonds upward to "A."  Moody's  rating of City bonds was revised in August 2000 to "A2" from "A3." On March 8, 1999,  Fitch  revised its rating of City  bonds  upward  to "A" from  "A-" and on  September  15,  2000,  Fitch revised its rating to "A+."

      |X|   The City's  Outstanding  Indebtedness.  As of December  31,  2000,
the City and the  Municipal  Assistance  Corporation  for the City of New York
had,  respectively,  $26.231  billion and $2.455  billion of  outstanding  net long-term debt.

      The City  depends  on the State for State aid both to enable the City to balance  its  budget  and to  meet  its  cash  requirements.  There  can be no assurance  that  there  will not be  reductions  in State aid to the City from amounts currently  projected;  that State budgets will be adopted by the April
1 statutory deadline,  or interim  appropriations will be enacted; or that any such  reductions  or delays will not have  adverse  effects on the City's cash flow or  expenditures.  In addition,  the Federal budget  negotiation  process could  result in a reduction  or delay in the receipt of Federal  grants which could have additional adverse effects on the City's cash flows or revenues.

      |X|   Pending   Litigation.   The  City  is  a  defendant   in  lawsuits
pertaining to material matters,  including claims asserted that are incidental to  performing  routine  governmental  and other  functions.  That  litigation includes,  but is not  limited  to,  actions  commenced  and  claims  asserted against the City  arising  out of alleged  constitutional  violations,  torts,
breaches  of  contract,   and  other   violations  of  law  and   condemnation
proceedings.  While the  ultimate  outcome and fiscal  impact,  if any, on the
City of such  proceedings  and claims are not currently  predictable,  adverse determinations  in certain of them might have material adverse effect upon the
City's  ability to carry out the Financial  Plan. For the fiscal year ended on
June 30, 2000,  the City paid $490.7  million for  judgments  and claims.  The
Financial  Plan includes  provision for the payment of judgments and claims of
$468.3  million,  $463.5 million,  $482.7  million,  $507.7 million and $536.2 million for the 2001 through 2005 fiscal years,  respectively.  As of June 30,
2000,  the City  estimated its  potential  future  liability  for  outstanding claims against it to be approximately $3.5 billion.

Investment Restrictions

      |X|   What Are "Fundamental  Policies?"  Fundamental  policies are those policies  that the Trust has  adopted  to govern its  investments  that can be changed only by the vote of a  "majority"  of the Trust's  outstanding  voting securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

      |_|                             67% or more  of the  shares  present  or
      represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding  shares are present or represented by proxy,
      or
      |_|                             more than 50% of the outstanding shares.

      The  Trust's  investment   objective  is  a  fundamental  policy.  Other
policies   described  in  the  Prospectus  or  this  Statement  of  Additional
Information  are  "fundamental"  only if they  are  identified  as  such.  The
Trust's  Board  of  Trustees  can  change  non-fundamental   policies  without
shareholder  approval.  However,  significant  changes to investment  policies will  be  described  in  supplements  or  updates  to the  Prospectus  or this
Statement  of  Additional  Information,  as  appropriate.   The  Trust's  most
significant investment policies are described in the Prospectus.

|X|   Does the Trust  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Trust.

      |_|   The Trust  cannot make loans,  except that the Trust may  purchase
debt  securities   described  in  "Investment   Objective  and  Policies"  and
repurchase  agreements,  and the Trust may lend its  portfolio  securities  as described in the Statement of Additional Information;

      |_|   The  Trust  cannot  borrow  money in excess of 10% of the value of its  total  assets or make any  investment  when  borrowings  exceed 5% of the value of its total  assets;  it may borrow  only as a  temporary  measure  for extraordinary  or emergency  purposes;  no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

         |_|      The  Trust  cannot  invest  in   commodities   or  commodity
contracts,  or invest in interests in oil, gas, or other  mineral  exploration or development programs;

      |_|   The Trust  cannot  invest in real estate;  however,  the Trust may purchase debt  securities  issued by companies  which invest in real estate or interests therein;

      |_|   The Trust  cannot  purchase  securities  on  margin or make  short sales of securities;

      |_|   The Trust  cannot  invest in or hold  securities  of any issuer if those  officers  and  trustees  or  directors  of the Trust or its advisor who beneficially own individually  more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      |_|   The Trust cannot  underwrite  securities of other companies except insofar as the Trust may be deemed an underwriter  under the Securities Act of
1933 in connection with the disposition of portfolio securities;

      |_|   The  Trust  cannot   purchase   securities  of  other   investment
companies, except in connection with a merger,  consolidation,  acquisition or reorganization.

|_|   The Trust cannot issue "senior  securities,"  but this does not prohibit certain investment  activities for which assets of the Trust are designated as segregated, or margin,  collateral or escrow arrangements are established,  to cover the related obligations.

|_|    As  a  fundamental   policy,  The  Trust  cannot  invest  in  any  debt
instrument  having a maturity  in excess of the time  period  provided  for in
Rule 2a-7 of the  Investment  Company  Act of 1940,  or any  other  applicable rule, or in the case of a debt  instrument  subject to a repurchase  agreement or called for redemption,  unless purchased  subject to a demand feature which may not  exceed  the time  period  provided  for in Rule  2a-7,  or any  other applicable rule.

|_|   The  Trust  cannot  invest  25% or more of its  total  assets in any one industry; however, for the purposes of this restriction,  municipal securities and U.S.  government  obligations  are not considered to be part of any single industry.

      For  purposes  of  the  investment   restrictions   listed  above,   the
identification  of the "issuer" of a municipal  security  depends on the terms and  conditions  of the  security.  When the assets and revenues of an agency, authority,  instrumentality  or other political  subdivision are separate from those of the government  creating the  subdivision  and the security is backed only by the assets and revenues of the subdivision,  such subdivision would be deemed  to be the  sole  issuer.  Similarly,  in  the  case  of an  industrial development  bond,  if that bond is backed only by the assets and  revenues of the nongovernmental  user, then such  nongovernmental  user would be deemed to be the sole  issuer.  However,  if in either case the creating  government  or some other entity guarantees the security,  such guarantee would be considered a separate  security  and would be treated as an issue of such  government  or other  agency.  Conduit  securities  are  deemed to be  issued  by the  person ultimately responsible for payments of interest and principal on the security.

      In applying the restrictions as to the Trust's investments,  the Manager will  consider a  nongovernmental  user of  facilities  financed by industrial development  bonds as being in a  particular  industry,  despite the fact that there is no industry  concentration  limitation as to municipal securities the
Trust  may  own.   Although  this   application  of  the  restriction  is  not
technically a fundamental  policy of the Trust, it will not be changed without shareholder  approval.  Should any such change be made, the Prospectus  and/or
Statement  of  Additional  Information  will be  supplemented  to reflect  the change.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only at the time  the  Trust  makes an  investment.  The  Trust  need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Trust.

      For purposes of the Trust's  policy not to concentrate  its  investments in securities of issuers,  the Trust has adopted the industry  classifications set forth in Appendix B to this Statement of Additional  Information.  This is not a fundamental policy.

                           How the Trust is Managed

Organization  and History.  The Trust is an open-end,  diversified  management investment  company organized as a Massachusetts  business trust in 1979, with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees,  which is responsible  for
protecting  the  interests  of  shareholders  under   Massachusetts  law.  The
Trustees  meet  periodically  throughout  the  year  to  oversee  the  Trust's activities,  review its  performance,  and review the actions of the  Manager.
Although   the  Trust  will  not   normally   hold  annual   meetings  of  its
shareholders, it may hold
shareholder  meetings from time to time on important matters.  Shareholders of the Trust may have the right to call a meeting  to remove a Trustee or to take other action described in the Declaration of Trust.

         The  Board  of  Trustees  has  an  Audit   Committee   and  a  Review
Committee.  The  members  of the Audit  Committee  are Edward L.  Cameron,  C.
Howard  Kast  and F.  William  Marshall,  Jr.  The  Audit  Committee  held six meetings  during  the  Trust's  fiscal  year ended  June 30,  2001.  The Audit
Committee provides the Board with  recommendations  regarding the selection of the Trust's  independent  auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees  charged,  reviews  reports  from the
Trust's   independent   audit  concerning  the  Trust's  internal   accounting
procedures  and controls and selects and  nominates  for approval by the Board the independent  Trustees,  among other duties as set forth in the Committee's charter.

      The members of the Review  Committee  are Jon S. Fossel,  Sam  Freedman,
William  L.  Armstrong,  Robert  G.  Avis and  George  C.  Bowen.  The  Review
Committee  held six meetings  during the fiscal year ended June 30, 2001.  The
Review  Committee  reviews  reports  and  makes  recommendations  to the Board concerning  the fees  paid to the  Trust's  Transfer  Agent  and the  services provided  to the  Trust by the  Transfer  Agent.  The  Review  Committee  also reviews  policies  and  procedures  adopted  by the Trust to  comply  with the
Investment  Company Act of 1940 and other  applicable  law, among other duties as set forth in the Committee's charter.

      |X|                 Classes of Shares.  The Trust has a single  class of
shares of stock.  While that class has no designation,  it is deemed to be the equivalent of Class A for purposes of the  shareholder  account  policies that apply to Class A shares  of the  Oppenheimer  funds.  Shares  of the Trust are freely  transferable.  Each share has one vote at shareholder  meetings,  with fractional  shares  voting  proportionally  on matters  submitted to a vote of shareholders.  There  are  no  preemptive  or  conversion  rights  and  shares participate equally in the assets of the Trust upon liquidation.

      |X|   Meetings of Shareholders.  As a Massachusetts  business trust, the
Trust is not  required  to hold,  and  does not plan to hold,  regular  annual meetings of shareholders.  The Trust will hold meetings when required to do so by the  Investment  Company  Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper  request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the outstanding  shares of the Trust,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of the outstanding  shares of the Trust.  If the  Trustees  receive a request from at least 10  shareholders  stating  that  they  wish to  communicate  with  other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the shareholder  lists of the Trust available to the applicants or mail  their  communication  to  all  other  shareholders  at  the  applicants'
expense.  The shareholders  making the request must have been shareholders for at least six  months  and must hold  shares of the Trust  valued at $25,000 or more or  constituting  at least 1% of the  outstanding  shares  of the  Trust, whichever  is less.  The  Trustees  may also take other action as permitted by the Investment Company Act.

      |_|   Shareholder  and  Trustee  Liability.  The  Declaration  of  Trust
contains an express  disclaimer of  shareholder  or Trustee  liability for the
Trust's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Trust's  property for any  shareholder  held personally liable for its  obligations.  The  Declaration  of Trust also states that upon request,  the Trust  shall  assume the  defense  of any claim  made  against a shareholder  for any act or  obligation  of the Trust and  shall  satisfy  any judgment  on  that  claim.  Massachusetts  law  permits  a  shareholder  of  a business  trust  (such  as  the  Trust)  to be  held  personally  liable  as a
"partner"  under  certain  circumstances.  However,  the  risk  that  a  Trust shareholder  will incur  financial  loss from being held liable as a "partner"
of the Trust is limited to the relatively  remote  circumstances  in which the
Trust would be unable to meet its obligations.

      The  Trust's  contractual  arrangements  state  that  any  person  doing business with the Trust (and each  shareholder  of the Trust) agrees under the
Declaration  of  Trust  to  look  solely  to  the  assets  of  the  Trust  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Trust. Additionally,  the Trustees and shareholders shall have no personal liability to any such person, to the extent permitted by law.

Trustees  and  Officers of the Trust.  The Trust's  Trustees  and officers and their  principal  occupations and business  affiliations  during the past five years are  listed  below.  Trustees  denoted  with an  asterisk  (*) below are deemed to be "interested  persons" of the Trust under the  Investment  Company
Act.  All of the  Trustees are also  trustees,  directors or managing  general partners of the following Denver-based Oppenheimer funds1:

Oppenheimer Cash Reserves             Oppenheimer Select Managers
Oppenheimer Champion Income Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund       Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund           Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund   Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds           Panorama Series Fund, Inc.
Oppenheimer  Limited-Term  Government
Fund                                  Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.   Centennial California Tax Exempt Trust
Oppenheimer  Main Street  Opportunity
Fund                                  Centennial Government Trust
Oppenheimer  Main  Street  Small  Cap
Fund                                  Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

      Messrs.  Swain,  Murphy,  Bishop,  Wixted,  Farrar  and  Zack,  who  are
officers  of the  Trust,  respectively  hold the same  offices  with the other
Denver-based  Oppenheimer  funds.  As of  October 9, 2001,  the  Trustees  and officers of the Trust as a group owned less than 1% of the outstanding  shares of the Fund.  The foregoing  statement  does not reflect shares held of record by an employee  benefit plan for  employees of  OppenheimerFunds,  Inc.  other than shares  beneficially  owned  under that plan by the  officers of the Fund listed below.  Mr. Murphy is the trustee of that plan.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 68
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman (since September 1988) of  OppenheimerFunds,  Inc.; of which the
Manager is a  wholly-owned  subsidiary;  formerly  President and a director of the  Manager  and  Chairman  of the Board of  Shareholder  Services,  Inc.,  a
transfer agent subsidiary of OppenheimerFunds, Inc.

John V. Murphy*, President, Age: 52
498 7th Avenue, New York, New York  10018
Chairman  and Chief  Executive  Officer  and  director  (since  July 2001) and
President  (since August 2000) of the  OppenheimerFunds,  Inc. (an  investment advisor);  President  and a trustee of other  Oppenheimer  funds;  trustee MML
Series  Investment  Fund,  an open-end  investment  company;  President  and a director  (since July 2001) of Oppenheimer  Acquisition  Corp.,  the Manager's
parent holding  company;  President,  Chief  Executive  Officer and a director
(since July 2001) of OFI Private  Investments,  Inc.,  an  investment  adviser subsidiary  of the  Manager;  Chairman  and a  director  (since  July 2001) of
Shareholder  Services,  Inc.  and of  Shareholder  Financial  Services,  Inc.,
transfer agent  subsidiaries  of the Manager;  President and a director (since
July  2001) of  Oppenheimer  Partnership  Holdings,  Inc.,  a holding  company subsidiary  of  the  Manager;  a  director  of  HarbourView  Asset  Management
Corporation and of Oppenheimer Real Asset Management,  Inc. (since July 2001), investment  adviser  subsidiaries  of the  Manager;  President  and a director
(since July 2001) of  OppenheimerFunds  Legacy  Program,  a  charitable  trust program  established by the Manager;  formerly Chief Operating Officer (August
2000 - July 2001) of the  Manager;  Executive  Vice  President  of  MassMutual
Financial  Group  (from  1995 to 1997);  Executive  Vice  President  and Chief
Operating  Officer  of David L.  Babson &  Company  (from  1995 to  1997),  an investment  advisor;  Chief Operating  Officer of Concert Capital  Management,
Inc. (from 1993 to 1996), and investment advisor.

William L. Armstrong, Trustee, Age: 64.
6803 South Tucson Way, Englewood, Colorado 80112
Chairman of the following  private  mortgage banking  companies:  Cherry Creek
Mortgage  Company  (since 1991),  Centennial  State  Mortgage  Company  (since
1994),  The  El  Paso  Mortgage  Company  (since  1993),  Transland  Financial
Services,  Inc.  (since 1997);  Chairman of the following  private  companies:
Great Frontier Insurance  (insurance agency) (since 1995) and Ambassador Media
Corporation (since 1984); Director of the following public companies:  Storage
Technology  Corporation (computer equipment company) (since 1991), Helmerich &
Payne,   Inc.  (oil  and  gas   drilling/production   company)  (since  1992),
UNUMProvident   (insurance   company)  (since  1991);   formerly  Director  of
International  Family  Entertainment  (television  channel)  (1992 - 1997) and
Natec Resources,  Inc. (air pollution  control equipment and services company)
(1991-1995),  Frontier Real Estate,  Inc.  (residential real estate brokerage)
(1994-1999),  and Frontier Title (title insurance  agency)  (1995-June  1999);
formerly U.S. Senator (January 1979-January 1991).

Robert G. Avis, Trustee, Age: 70.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly,  (until  February  2001)  Director  and  President  of A.G.  Edwards
Capital,  Inc.  (General  Partner of private equity funds),  formerly,  (until
March 2000) Chairman,  President and Chief Executive  Officer of A.G.  Edwards
Capital,  Inc.;  formerly,  (until  March 1999) Vice  Chairman and Director of
A.G.  Edwards,  Inc.  and Vice  Chairman  of A.G.  Edwards & Sons,  Inc.  (its
brokerage  company  subsidiary);  (until March 1999) Chairman of A.G.  Edwards
Trust Company and A.G.E. Asset Management  (investment advisor);  (until March
2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 65.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until April 1999) Mr. Bowen held the  following  positions:  Senior
Vice  President  (from  September  1987) and  Treasurer  (from  March 1985) of
OppenheimerFunds,  Inc; Vice President  (from June 1983) and Treasurer  (since
March  1985)  of   OppenheimerFunds,   Distributor,   Inc.,  a  subsidiary  of
OppenheimerFunds,  Inc. and the Trust's Sub-Distributor; Senior Vice President
(since February 1992),  Treasurer (since July 1991) Assistant  Secretary and a director (since December 1991) of the Manager;  Vice President  (since October
1989)  and  Treasurer  (since  April  1986) of  HarbourView  Asset  Management
Corporation;  President,  Treasurer  and  a  director  of  Centennial  Capital
Corporation  (since June 1989);  Vice  President and  Treasurer  (since August
1978) and Secretary  (since April 1981) of Shareholder  Services,  Inc.;  Vice
President,  Treasurer and Secretary of Shareholder  Financial  Services,  Inc.
(since November 1989);  Assistant  Treasurer of Oppenheimer  Acquisition Corp.
(since  March 1998);  Treasurer  of  Oppenheimer  Partnership  Holdings,  Inc.
(since November 1989);  Vice President and Treasurer of Oppenheimer Real Asset
Management,   Inc.   (since  July   1996);   Treasurer   of   OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 63
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (from  1974-1999)  a  partner  with  PricewaterhouseCoopers  LLC (an
accounting  firm)  and  Chairman,   Price  Waterhouse  LLP  Global  Investment
Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 59.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until  October 1996)  Chairman and a director of  OppenheimerFunds,
Inc.; President and a director of Oppenheimer  Acquisition Corp.,  Shareholder
Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 61.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until  October  1994)  Chairman  and  Chief  Executive  Officer  of
OppenheimerFunds  Services,  Chairman,  Chief Executive Officer and a director of Shareholder Services,  Inc., Chairman, Chief Executive Officer and director of  Shareholder  Financial  Services,  Inc.,  Vice  President  and director of
Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Richard F. Grabish*, Trustee, Age: 53.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President,  Assistant  Director of Sales and Marketing since March
1997, and Manager of Private Client Services since June 1985 for A.G.  Edwards
&  Sons,  Inc.   (broker/dealer  and  investment  firm).  Chairman  and  Chief
Executive  Officer of A.G.  Edwards Trust Company since March 2001).  Director of A.G.  Edwards & Sons,  Inc. since March 1988);  formerly (until March 1987)
President and Vice Chairman of A.G. Edwards Trust Company.

C. Howard Kast, Trustee, Age: 79.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 80.
6803 South Tucson Way, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee, Age: 59.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until 1999)  Chairman of SIS & Family Bank,  F.S.B.  (formerly  SIS
Bank); President,  Chief Executive Officer and Director of SIS Bankcorp., Inc.
and SIS Bank  (formerly  Springfield  Institution  for  Savings)  (1993-1999);
Executive Vice President  (until 1999) of Peoples  Heritage  Financial  Group,
Inc.;  Chairman and Chief Executive  Office of Bank of Ireland First Holdings,
Inc.  and First New  Hampshire  Banks  (1990-1993);  Trustee  (since  1996) of
MassMutual  Institutional  Funds and of MML Series  Investment  Fund (open-end investment companies).

Michael A. Carbuto, Vice President and Portfolio Manager, Age: 46.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President (since May 1988) of OppenheimerFunds, Inc.; an officer and portfolio manager of other Oppenheimer funds; formerly Vice President of the
Distributor (May 1988 - September 1999).

Robert G. Zack, Vice President and Secretary, Age: 53.
498 7th Avenue, New York, New York 10018
Acting General Counsel (from November 1, 2001),  Senior Vice President  (since
May 1985),  Associate  General  Counsel (from May 1981 until November 1, 2001)
of OppenheimerFunds,  Inc.; Assistant Secretary of Shareholder Services,  Inc.
(since May 1985),  Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice  President and Treasurer  (since March 1999) of  OppenheimerFunds,
Inc.;   Treasurer   (since  March  1999)  of  HarbourView   Asset   Management
Corporation,  Shareholder  Services,  Inc.,  Oppenheimer Real Asset Management
Corporation,  Shareholder Financial Services, Inc. and Oppenheimer Partnership
Holdings,  Inc., of OFI Private  Investments,  Inc.  (since March 2000) and of
OppenheimerFunds  International  Ltd.  and  Oppenheimer  Millennium  Funds plc
(since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of
Oppenheimer  Trust  Company;   Assistant   Treasurer  (since  March  1999)  of
Oppenheimer  Acquisition  Corp.  and of  the  Manager;  an  officer  of  other
Oppenheimer funds;  formerly  Principal and Chief Operating  Officer,  Bankers
Trust Company - Mutual Fund Services  Division (March 1995 - March 1999); Vice
President  and  Chief  Financial   Officer  of  CS  First  Boston   Investment
Management Corp. (September 1991 - March 1995).

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  OppenheimerFunds,  Inc.  (since May 1996);  an officer of other  Oppenheimer  funds;  formerly an Assistant Vice President (April 1994 -
May 1996) and a Fund Controller of OppenheimerFunds, Inc.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  OppenheimerFunds,   Inc.  (since  May  1996);   Assistant
Treasurer  of  Oppenheimer  Millennium  Funds plc  (since  October  1997);  an officer of other  Oppenheimer  funds;  formerly an  Assistant  Vice  President
(April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

o     Remuneration  of  Trustees.  The officers of the Trust and Mr. Swain are affiliated  with the Manager and receive no salary or fee from the Trust.  The remaining  Trustees of the Trust received the  compensation  shown below.  The compensation  from the Trust was paid  during its  fiscal  year ended June 30,
2001.  The  compensation  from  all  of  the  Denver-based  Oppenheimer  funds includes  the Trust  and is  compensation  received  as a  director,  trustee, managing  general  partner or member of a  committee  of the Board  during the calendar year 2000.

  -----------------------------------------------------------------------------
                               Aggregate         Total Compensation
  ---------------------------- Compensation      from all Denver-Based
  Trustee's Name               from Trust1       Oppenheimer Funds2
  and Other Positions                            (41 Funds)
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  William L. Armstrong         $208              $49,270
  Review Committee Member
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Robert G. Avis               $242              $72,000
  Review Committee Member
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  George C. Bowen              $209              $55,948
  Review Committee Member
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Edward L. Cameron            $159              $26,709
  Audit Committee Chairman
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
         Jon S. Fossel         $263              $77,880
  Review Committee Chairman
                               ------------------------------------------------
  -----------------------------------------------------------------------------
          Sam Freedman         $275              $80,100
    Review Committee Member
                               ------------------------------------------------
  -----------------------------------------------------------------------------
       Richard F. Grabish      $8                $0
                               ------------------------------------------------
  -----------------------------------------------------------------------------
  C. Howard Kast               $291              $86,150
  Audit Committee Member
  -----------------------------------------------------------------------------
                               ------------------------------------------------
  Robert M. Kirchner           $264              $76,950
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  F. William Marshall, Jr.     $108              $3,768
  Audit Committee Member
  -----------------------------------------------------------------------------

   *  Effective  July 1, 2000,  William A. Baker and Ned M. Steel  resigned as
   Trustees  of the Trust and  subsequently  became  Trustees  Emeritus of the
   Trust.  For the fiscal year ended June 30,  2001,  Messrs.  Baker and Steel each  received  $191  aggregate  compensation  from the  Trust  and for the calendar year ended  December 31, 2000,  they each  received  $63,999 total compensation from all Denver-based  Oppenheimer  funds.  Effective April 5,
   2001,  Raymond J.  Kalinowski  resigned  as  Trustee of the Trust.  For the fiscal year ended June 30, 2001,  Mr.  Kalinowski  received $188  aggregate compensation  from the Trust and for the calendar  year ended  December 31,
   2000,  he  received  $73,500  total   compensation  from  all  Denver-based
   Oppenheimer funds.
1.    For the Trust's fiscal year end June 30, 2001.
        2.  For the 2000 calendar year.

      o  Deferred  Compensation  Plan for Trustees.  The Trustees have adopted a Deferred  Compensation Plan for disinterested  Trustees that enables them to elect to  defer  receipt  of all or a  portion  of the  annual  fees  they are entitled  to  receive  from  the  Trust.  Under  the  plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the Trustee  under this plan will be  determined based upon the performance of the selected funds.

      Deferral  of fees of the  Trustees  under this plan will not  materially affect the  Trust's  assets,  liabilities  or net income per share.  This plan will not  obligate  the Trust to retain the  services of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the Securities and Exchange Commission,  the Trust may invest in the funds  selected by any Trustee  under this plan without  shareholder  approval for the limited  purpose of  determining  the value of the Trustees'  deferred fee accounts.

      |X|               Major  Shareholders.  As of  October  9, 2001 the only
person  who owned of record or was known by the Trust to own  beneficially  5%
or more of the  Trust's  outstanding  retail  shares was A.G.  Edwards & Sons,
Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103,
which  owned  76,463,447.090  shares  of the  Trust  which  was  91.27% of the outstanding  shares of the Trust on that date,  for accounts of its  customers none of whom individually owned more than 5% of the outstanding shares.

The  Manager.  The  Manager,   Centennial  Asset  Management  Corporation,  is
wholly-owned by OppenheimerFunds,  Inc., which is a wholly-owned subsidiary of
Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts
Mutual Life Insurance Company.

      The portfolio  manager of the Trust is principally  responsible  for the day-to-day  management of the Trust's investment  portfolio.  Other members of
the  Manager's  fixed-income   portfolio  department,   particularly  security
analysts,  traders and other portfolio  managers,  have broad  experience with fixed-income  securities.  They  provide the Trust's  portfolio  manager  with research and support in managing the Trust's investments.

      |X|               The  Investment   Advisory   Agreement.   The  Manager
provides  investment  advisory and  management  services to the Trust under an investment  advisory  agreement between the Manager and the Trust. The Manager selects  securities  for the Trust's  portfolio  and  handles  its  day-to-day business.  The agreement requires the Manager,  at its expense, to provide the
Trust with adequate office space,  facilities and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical  personnel  required  to  provide  effective  administration  for the
Trust.  Those  responsibilities  include the  compilation  and  maintenance of records  with  respect  to its  operations,  the  preparation  and  filing  of specified  reports,  and  composition  of  proxy  materials  and  registration statements for continuous public sale of shares of the Trust.

      Expenses  not  expressly  assumed by the  Manager  under the  investment advisory  agreement are paid by the Trust. The investment  advisory  agreement lists examples of expenses paid by the Trust. The major  categories  relate to interest,  taxes,  fees to  unaffiliated  Trustees,  legal and audit expenses, custodian and transfer agent expenses,  share issuance costs, certain printing and  registration  costs  and  non-recurring  expenses,  including  litigation costs.  The  management  fees paid by the Trust to the Manager are  calculated at the rates described in the Prospectus.

---------------------------------------------------------------------------------
  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
   ended 6/30
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      1999                                  $296,653
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2000                                  $305,700
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2001                                  $343,365
---------------------------------------------------------------------------------

      The Manager has undertaken  that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest,  brokerage commissions
(if any) and non-recurring  expenses,  including litigation,  shall not exceed
0.80% of the  average  annual  net  assets of the  Trust.  The  payment of the management  fee at the end of any month will be reduced so that there will not be any  accrued but unpaid  liability  under those  expense  limitations.  Any assumption of the Trust's expenses under this  arrangement  lowers the Trust's overall  expense  ratio and  increases  its yield and total return  during the time such  expenses are assumed.  The Manager  reserves the right to terminate or amend this  undertaking  at any time.  For the fiscal  years ended June 30,
1999,  2000 and 2001 the  management  fees payable by the Trust to the Manager would have been $296,653,  $305,700,  and $343,365  respectively,  without the
Manager's  voluntary  expense  assumption.  Those  amounts do not  reflect the
effect  of  the  expense   assumptions  of  $37,962,   $48,269,   and  $55,546
respectively, in those periods by the Manager.

    The investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss  resulting from a good faith  error or  omission  on its part with  respect to any of its duties under the agreement.

      |X|               The  Distributor.   Under  its  General  Distributor's
agreement with the Trust,  Centennial Asset Management Corporation acts as the
Trust's  principal  underwriter  and  Distributor  in  the  continuous  public offering of the Trust's  shares.  The  Distributor  is not obligated to sell a specific  number  of  shares.  The  Distributor  bears the  expenses  normally attributable  to sales,  including  advertising  and the cost of printing  and mailing  prospectuses,  other than those  furnished to existing  shareholders.
For other  distribution  expenses paid by the Trust,  see the section entitled
"Service  Plan"  below.  The  Trust's   Sub-Distributor  is   OppenheimerFunds
Distributor, Inc.

Portfolio  Transactions.  Portfolio  decisions are based upon  recommendations and judgment of the Manager  subject to the overall  authority of the Board of
Trustees.  Most purchases made by the Trust are principal  transactions at net prices,  so the Trust  incurs  little or no brokerage  costs.  The Trust deals directly  with the selling or  purchasing  principal or market  maker  without incurring  charges  for the  services  of a broker on its  behalf  unless  the
Manager  determines  that a better price or execution may be obtained by using
the   services  of  a  broker.   Purchases  of   portfolio   securities   from
underwriters  include a  commission  or  concession  paid by the issuer to the underwriter,  and purchases from dealers  include a spread between the bid and asked prices.

      The  Trust  seeks to  obtain  prompt  execution  of  orders  at the most favorable net price. If  broker/dealers  are used for portfolio  transactions, transactions  may be  directed  to  broker/dealers  for  their  execution  and research  services.  The research services provided by a particular broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  Investment  research  received for the commissions of those other accounts  may be  useful  both to the  Trust  and  one or  more of such  other accounts.  Investment  research  services  may be supplied to the Manager by a third party at the instance of a broker  through  which trades are placed.  It may include  information  and analyses on particular  companies and industries as well as market or  economic  trends  and  portfolio  strategy,  receipt  of market quotations for portfolio  evaluations,  information  systems,  computer hardware  and  similar  products  and  services.  If a research  service  also assists the Manager in a  non-research  capacity (such as bookkeeping or other
administrative  functions),   then  only  the  percentage  or  component  that
provides assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplement  the research  activities of the Manager.  That  research  provides additional  views and  comparisons  for  consideration,  and helps the Manager obtain market  information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable  rules  covering the Manager's  activities in this area,  sales of shares  of the Trust  and/or  the other  investment  companies managed  by  the  Manager  or  distributed  by the  Distributor  may  also  be considered  as a factor in the  direction  of  transactions  to dealers.  That must be done in conformity with the price,  execution and other considerations and  practices  discussed  above.  Those other  investment  companies may also give  similar  consideration  relating to the sale of the Trust's  shares.  No portfolio  transactions  will be handled by any securities  dealer  affiliated with the Manager.

      The Trust may experience  high portfolio  turnover that may increase the
Trust's transaction costs. However, since brokerage  commissions,  if any, are small,  high turnover  does not have an  appreciable  adverse  effect upon the income of the Trust.

Service Plan

The  Trust  has  adopted  a  Service  Plan for the  shares.  The plan has been approved  by a vote of the Board of  Trustees,  including  a  majority  of the
Independent Trustees2, cast in person at a meeting  called for the  purpose of voting on that plan.

      Under the plan,  the Manager and the  Distributor  may make  payments to affiliates  and, in their sole  discretion,  from time to time,  may use their own  resources  (at no direct cost to the Trust) to make  payments to brokers, dealers or other financial  institutions for  distribution and  administrative services they  perform.  The Manager may use its profits from the advisory fee it receives from the Trust.  In their sole  discretion,  the  Distributor  and the Manager may  increase  or decrease  the amount of payments  they make from their own resources to plan recipients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the Trust's  Board of  Trustees  and its
Independent  Trustees  specifically  vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan.  A plan may be  terminated  at any time by the  vote of a  majority  of the  Independent  Trustees  or by the vote of the holders of a  "majority"  (as defined in the  Investment  Company  Act) of the outstanding shares of the Trust.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments  to a plan.  An  amendment  to  increase  materially  the amount of payments  to be made under a plan must be approved by  shareholders.
The approval  must be by a "majority"  (as defined in the  Investment  Company
Act) of the shares.

      While the plan is in effect,  the  Treasurer of the Trust shall  provide separate  written  reports  on the  plan to the  Board  of  Trustees  at least quarterly  for  its  review.  The  Reports  shall  detail  the  amount  of all payments  made  under the plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent
Trustees.

      The  plan  states  that  while  it  is  in  effect,  the  selection  and nomination of those Trustees of the Trust who are not "interested  persons" of the Trust is committed to the  discretion of the  Independent  Trustees.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Trustees.

      Under the plan,  no payment will be made to any recipient in any quarter in which  the  aggregate  net  asset  value of all  Trust  shares  held by the recipient for itself and its customers  does not exceed a minimum  amount,  if any,  that  may be set  from  time to time by a  majority  of the  Independent
Trustees.  The  Board of  Trustees  has set no  minimum  amount  of  assets to qualify for payments under the plan.

      |X|   Service  Plan  Fees.  Under  the  service  plan,  the  Distributor currently  uses the fees it receives  from the Trust to pay  brokers,  dealers and other financial  institutions  (they are referred to as "recipients")  for personal  services  and account  maintenance  services  they provide for their customers  who hold shares.  The services  include,  among  others,  answering customer inquiries about the Trust,  assisting in establishing and maintaining accounts  in the Trust,  making the Trust's  investment  plans  available  and providing other services at the request of the Trust or the  Distributor.  The service  plan permits  reimbursements  to the  Distributor  at a rate of up to
0.20% of average  annual  net  assets of the  shares.  The  Distributor  makes payments to plan  recipients  quarterly  at an annual rate not to exceed 0.20%
of the average annual net assets  consisting of shares held in the accounts of the recipients or their customers.

      For the fiscal year ended June 30, 2001 payments  under the plan totaled
$134,265,  all of  which  was  paid by the  Distributor  to  recipients.  That included $564 paid to an affiliate of the  Distributor's  parent company.  For the fiscal year ended June 30,  2001,  the  Manager  paid,  in the  aggregate,
$184,037 in fees out of its own resources  for  distribution  assistance.  Any unreimbursed  expenses  the  Distributor  incurs with respect to the shares in
any  fiscal   quarter  cannot  be  recovered  in  subsequent   quarters.   The
Distributor  may not use  payments  received  under the plan to pay any of its interest expenses,  carrying charges,  or other financial costs, or allocation of overhead.

                           Performance of the Trust

Explanation of Performance  Terminology.  The Trust uses a variety of terms to
illustrate  its  performance.   These  terms  include   "yield,"   "compounded
effective  yield,"  "tax-equivalent  yield" and "average annual total return."
An  explanation  of how yields and total  returns are  calculated is set forth below.  The charts below show the Trust's  performance  as of the Trust's most recent  fiscal year end. You can obtain  current  performance  information  by calling the Trust's Transfer Agent at 1.800.525.9310.

      The Trust's  illustrations  of its  performance  data in  advertisements must  comply  with rules of the  Securities  and  Exchange  Commission.  Those rules  describe the types of  performance  data that may be used and how it is to be  calculated.  If the  Trust  shows  total  returns  in  addition  to its yields,  the returns must be for the 1-, 5- and 10-year  periods  ending as of
the  most  recent   calendar   quarter  prior  to  the   publication   of  the
advertisement (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare  the Trust's  performance  to the  performance  of other funds for the same periods.  However,  a number of factors should be considered before using the Trust's  performance  information  as a basis for  comparisons  with other investments:

o     Yields and total  returns  measure  the  performance  of a  hypothetical account in the Trust over various  periods and do not show the  performance of each shareholder's  account.  Your account's  performance will vary from the model  performance  data if your dividends are received in cash, or you buy or sell  shares  during  the  period,  or you bought  your  shares at a different time than the shares used in the model.
o     An  investment  in the  Trust is not  insured  by the FDIC or any  other government agency.
o     The Trust's yield is not fixed or guaranteed and will fluctuate.
o     Yields and total returns for any given past period represent  historical performance  information  and are not, and should not be  considered,  a prediction of future yields or returns.

        |_|             Yields.  The Trust's  current yield is calculated  for
a  seven-day  period  of time as  follows.  First,  a base  period  return  is calculated  for the  seven-day  period by  determining  the net  change in the value  of  a  hypothetical  pre-existing  account  having  one  share  at  the beginning of the seven-day period.  The change includes  dividends declared on the  original  share and  dividends  declared  on any  shares  purchased  with dividends  on that  share,  but such  dividends  are  adjusted  to exclude any realized  or  unrealized  capital  gains or  losses  affecting  the  dividends declared.  Next,  the base period  return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1) adding 1 to the base period return (obtained as described above),
      (2) raising the sum to a power equal to 365 divided by 7, and
      (3) subtracting 1 from the result.

      The  yield  as  calculated   above  may  vary  for  accounts  less  than
approximately  $100 in value due to the  effect  of  rounding  off each  daily dividend to the  nearest  full cent.  The  calculation  of yield under  either procedure  described  above does not take into  consideration  any realized or unrealized  gains or  losses on the  Trust's  portfolio  securities  which may affect  dividends.  Therefore,  the  return  on  dividends  declared  during a period  may not be the  same on an  annualized  basis  as the  yield  for that period.

      The Trust's "tax  equivalent  yield" adjusts the Trust's  current yield, as calculated  above,  by a stated federal tax rate. The tax equivalent  yield is computed by dividing the  tax-exempt  portion of the Trust's  current yield by one minus a stated  income tax rate and  adding  the result to the  portion
(if  any)  of the  Trust's  current  yield  that  is not  tax-exempt.  The tax equivalent  yield may be compounded as described above to provide a compounded effective tax equivalent yield.

      For taxpayers  with income above  certain  levels,  otherwise  allowable itemized  deductions  are limited.  The Trust's tax  equivalent  yield for the seven-day period ended June 30, 2001 was 3.57%. Its tax-equivalent  compounded effective  yield for the same  period was 3.61% for an investor in the highest federal tax bracket.

      The  tax-equivalent  yield may be used to  compare  the tax  effects  of income derived from the Trust with income from taxable  investments at the tax rates  stated.  Your tax  bracket  is  determined  by your  federal  and state taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).  The  tax-equivalent  yield table assumes that the investor is taxed at the highest  bracket,  regardless  of whether a switch to non-taxable  investments  would cause a lower bracket to apply.  For taxpayers with income above certain levels,  otherwise allowable itemized deductions are limited.  The Trust's tax equivalent yield for the highest tax bracket for the
seven-day   period  ended  June  30,  2001  was  3.72%.   Its   tax-equivalent
compounded  effective  yield for the same  period was 3.76% for an investor in the highest tax bracket.

      o  Total  Return  Information.  There  are  different  types  of  "total returns"  to measure the Trust's  performance.  Total  return is the change in value of a hypothetical  investment in the Trust over a given period, assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  The  cumulative  total  return  measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average  rate of return for each year in a period  that would  produce the cumulative  total  return  over the entire  period.  However,  average  annual total  returns do not show  actual  year-by-year  performance.  The Trust uses standardized  calculations  for its total  returns as  prescribed  by the SEC.
The methodology is discussed below.

      |_|   Average  Annual Total  Return.  The "average  annual total return"
of each class is an average annual  compounded rate of return for each year in a specified  number of years.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below) held for a number of years ("n") to achieve an Ending  Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

      |_|   Cumulative   Total   Return.   The   "cumulative   total   return"
calculation  measures  the  change in value of a  hypothetical  investment  of
$1,000 over an entire period of years.  Its calculation  uses some of the same factors as average  annual total  return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

---------------------------------------------------------------------------------
     Yield         Compounded       Average Annual Total Returns (at 6/30/01)
 (7 days ended   Effective Yield
    6/30/01)      (7 days ended
                    6/30/01)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                                     1-Year          5 Years        10 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
     2.01%            2.03%           3.09%           2.81%           2.62%
---------------------------------------------------------------------------------

      |X|         Other  Performance  Comparisons.  Yield  information  may be useful to investors in reviewing the Trust's  performance.  The Trust may make comparisons  between  its  yield  and that of  other  investments,  by  citing various  indices such as The Bank Rate  Monitor  National  Index  (provided by
Bank Rate Monitor(TM))  which measures the average rate paid on bank money market accounts,  NOW accounts and  certificates of deposits by the 100 largest banks and thrifts in the top ten metro  areas.  When  comparing  the  Trust's  yield with that of other  investments,  investors  should  understand  that  certain
other  investment   alternatives   such  as  certificates  of  deposit,   U.S.
government  securities,  money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time,  the  Trust may  include  in its  advertisements  and sales  literature  performance  information  about  the  Trust  cited in other newspapers  and  periodicals,  such as The New York  Times,  which may include performance quotations from other sources.

             From time to time the Trust may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Trust and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Trust and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Trust's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
            industries,   sectors,   securities  markets,  countries  or
            regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Trust.

                       A B O U T Y O U R A C C O U N T

                              How to Buy Shares

Determination  of Net Asset Value Per Share.  The net asset value per share of the  Trust is  determined  twice  each day  that the New York  Stock  Exchange
("Exchange")  is open,  at 12:00  Noon and at 4:00  P.M,  on each day that the
Exchange  is open,  by  dividing  the value of the  Trust's  net assets by the total number of shares  outstanding.  All references to time in this Statement of  Additional  Information  mean New York time.  The  Exchange's  most recent annual  announcement (which is subject to change) states that it will close on
New Year's  Day,  Martin  Luther  King Jr. Day,  Washington's  Birthday,  Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day and
Christmas Day.  It may also close on other days.

      The Trust's Board of Trustees has adopted the  amortized  cost method to value the Trust's  portfolio  securities.  Under the amortized cost method,  a security is valued initially at its cost and its valuation  assumes a constant amortization  of any premium or accretion of any  discount,  regardless of the impact of  fluctuating  interest  rates on the market  value of the  security.
This method does not take into  consideration any unrealized  capital gains or losses  on  securities.  While  this  method  provides  certainty  in  valuing securities,  in  certain  periods  the  value  of  a  security  determined  by amortized  cost may be higher or lower than the price the Trust would  receive if it sold the security.
      The Trust's  Board of Trustees  has  established  procedures  reasonably designed to  stabilize  the Trust's net asset value at $1.00 per share.  Those procedures  include  a  review  of the  valuations  of the  Trust's  portfolio holdings by the Board of  Trustees,  at  intervals  it deems  appropriate,  to determine  whether the Trust's net asset value  calculated by using  available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any  deviation  between the  Trust's  net asset  value  based upon  available  market  quotations  and amortized  cost.  If the Trust's net asset value were to deviate from $1.00 by more than 0.5%,  Rule 2a-7  requires  the Board of Trustees  to consider  what action,  if any,  should  be  taken.  If they  find  that  the  extent  of the
deviation  may  cause  a  material   dilution  or  other  unfair   effects  on
shareholders,  the Board of Trustees  will take  whatever  steps it  considers appropriate  to eliminate or reduce the  dilution,  including,  among  others, withholding or reducing  dividends,  paying  dividends from capital or capital gains,  selling  portfolio  instruments  prior to maturity to realize  capital gains or losses or to  shorten  the  average  maturity  of the  portfolio,  or calculating net asset value per share by using available market quotations.

      During periods of declining  interest  rates,  the daily yield on shares of the Trust may tend to be lower (and net  investment  income  and  dividends higher) than those of a fund holding the  identical  investments  as the Trust but  which  used a method of  portfolio  valuation  based on market  prices or estimates of market  prices.  During  periods of rising  interest  rates,  the daily  yield of the Trust  would  tend to be higher  and its  aggregate  value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The  information  below  supplements  the terms and  conditions  for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Bank for  clearance,  the Bank will  ask the  Trust to  redeem a  sufficient  number  of full and  fractional shares in the  shareholder's  account to cover the  amount of the check.  This enables the shareholder to continue receiving  dividends on those shares until the check is presented to the Trust.  Checks may not be presented  for payment at the  offices of the Bank or the Trust's  Custodian.  This  limitation  does not  affect the use of checks  for the  payment of bills or to obtain  cash at other banks.  The Trust  reserves the right to amend,  suspend or  discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting  privilege, by signing the Account  Application or by completing a Checkwriting card, each individual who signs:
(1)   for  individual  accounts,  represents  that  they  are  the  registered owner(s) of the shares of the Trust in that account;
(2)   for accounts for corporations,  partnerships, trusts and other entities, represents  that they are an  officer,  general  partner,  trustee or other  fiduciary or agent,  as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Trust,  its Transfer Agent and any bank through which the
         Trust's  drafts  (checks)  are payable to pay all checks drawn on the
         Trust account of such person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
(4)      specifically  acknowledges that if they choose to permit checks to be honored  if  there  is a  single  signature  on  checks  drawn  against  joint
accounts,  or  accounts  for  corporations,   partnerships,  trusts  or  other
entities,  the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account,  even if that account  is  registered  in the names of more than one person or more than one authorized  signature appears on the Checkwriting card or the Application,  as applicable;
(5)   understands  that  the  Checkwriting  privilege  may  be  terminated  or amended at any time by the Trust and/or the Trust's bank; and
(6)   acknowledges  and agrees that neither the Trust nor its bank shall incur any  liability  for that  amendment or  termination  of  checkwriting privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been accepted for any reason.

Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions  proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would  normally  authorize the wire to be made,  which is usually the Trust's next regular  business day  following  the redemption.  In those  circumstances,  the wire will not be transmitted  until the next  bank  business  day on which  the  Trust  is open for  business.  No distributions  will  be paid  on the  proceeds  of  redeemed  shares  awaiting transfer by Federal Funds wire

How to Exchange Shares

As stated in the Prospectus,  direct  shareholders  can exchange shares of the
Trust for Class A shares of any of the following eligible funds:

Oppenheimer Bond Fund                     Oppenheimer  Main Street Growth & Income
                                          Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer Special Value Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Concentrated Growth Fund      Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund   OSM1 - Mercury Advisors S&P 500 Index
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Developing Markets Fund       Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New York Municipal Fund
Oppenheimer Value Fund                    Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund          OSM1 - QM Active Balanced Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Europe Fund                   Inc.
Oppenheimer       Rochester      National
Municipals                                Oppenheimer Quest Opportunity Value Fund
OSM1- Gartmore Millennium Growth Fund II  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Real Asset Fund
Oppenheimer Global Growth & Income Fund   OSM1 - Salomon Brothers Capital Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer Intermediate Municipal Fund   Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund       Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer International Growth Fund     Fund
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Trinity Value Fund
OSM1 -Jennison Growth Fund                Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund  Limited-Term New York Municipal Fund
                                          Rochester Fund Municipals
and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" is Oppenheimer Select Managers

      Shares of the Trust  purchased  without a sales  charge may be exchanged for shares of an eligible  fund  offered  with a sales  charge upon payment of the sales charge.  Shares of the Trust acquired by  reinvestment  of dividends or  distributions  from the Trust or any of the other  eligible  funds  (other than  Oppenheimer  Cash Reserves) or from any unit investment  trust for which
reinvestment   arrangements  have  been  made  with  the  Distributor  may  be exchanged at net asset value for shares of any of the eligible funds.

      |_|               Limits  on  Multiple   Exchange   Orders.   The  Trust
reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf  of more than one  account.  The Trust may  accept requests for  exchanges of up to 50 accounts per day from  representatives  of authorized dealers that qualify for this privilege.

      |_|               Telephone  Exchange  Requests.  When exchanging shares
by telephone,  a direct  shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the  investor  must obtain a prospectus of that fund before the exchange  request may be submitted.  If all telephone  lines are busy (which might occur,  for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_|               Processing  Exchange Requests.  Shares to be exchanged
are  redeemed on the  regular  business  day the  Transfer  Agent  receives an exchange request in proper form (the "Redemption Date").  Normally,  shares of the  fund to be  acquired  are  purchased  on the  Redemption  Date,  but such purchases  may be  delayed  by  either  fund  up to five  business  days if it determines  that it would be  disadvantaged  by an  immediate  transfer of the redemption  proceeds.  The Trust  reserves the right,  in its  discretion,  to refuse any exchange  request that may  disadvantage  it (for  example,  if the receipt  of  multiple  exchange  requests  from a  dealer  might  require  the disposition  of  portfolio  securities  at a time or at a price  that might be disadvantageous to the Trust).

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information  or would  include  shares  covered by a share  certificate  that is not  tendered  with the  request.  In those cases,
only  the  shares   available  for  exchange   without   restriction  will  be
exchanged.

      The different  eligible  funds  available  for exchange  have  different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase  of shares of another.  The Trust,  the  Distributor,  the
Sub-Distributor,  and the Transfer Agent are unable to provide investment, tax or legal advice to a  shareholder  in connection  with an exchange  request or any other investment transaction.

      The Trust may amend,  suspend or terminate the exchange privilege at any time.  Although  the Trust  may  impose  these  changes  at any time,  it will provide you with notice of those  changes  whenever it is required to do so by applicable  law.  It may be  required  to  provide  60 days  notice  prior  to materially  amending  or  terminating  the  exchange  privilege.  That  60-day notice is not required in extraordinary circumstances.

                             Dividends and Taxes

Tax Status of the Trust's  Dividends and  Distributions.  The Trust intends to qualify  under the  Internal  Revenue  Code  during  each  fiscal  year to pay
"exempt-interest  dividends" to its  shareholders.  Exempt-interest  dividends that are derived from net  investment  income earned by the Trust on municipal securities will be excludable  from gross income of  shareholders  for federal income tax purposes.

      Net investment  income includes the allocation of amounts of income from the municipal  securities in the Trust's  portfolio that are free from federal income  taxes.  This  allocation  will be  made  by the use of one  designated percentage  applied  uniformly to all income dividends paid during the Trust's tax year.  That  designation  will normally be made  following the end of each fiscal year as to income  dividends  paid in the prior year. The percentage of income designated as tax-exempt may  substantially  differ from the percentage of the Trust's income that was tax-exempt for a given period.

      A portion of the  exempt-interest  dividends paid by the Trust may be an item of tax preference for  shareholders  subject to the  alternative  minimum tax. The amount of any  dividends  attributable  to tax  preference  items for
purposes  of  the  alternative   minimum  tax  will  be  identified  when  tax
information is distributed by the Trust.

      A shareholder  receiving a dividend from income earned by the Trust from one or more of the  following  sources  treats  the  dividend  as a receipt of either ordinary  income or long-term  capital gain in the computation of gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary  investments (such as certificates of deposit, repurchase agreements,  commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures; or
(4)   an excess of net  short-term  capital  gain over net  long-term  capital loss from the Trust.

      The Trust's  dividends  will not be eligible for the  dividends-received deduction for  corporations.  Shareholders  receiving Social Security benefits should be aware that  exempt-interest  dividends  are a factor in  determining whether such benefits are subject to federal  income tax.  Losses  realized by shareholders  on the  redemption of Trust shares within six months of purchase
(which period may be shortened by  regulation)  will be disallowed for federal income tax  purposes to the extent of  exempt-interest  dividends  received on such shares.

      If the Trust  qualifies as a "regulated  investment  company"  under the
Internal  Revenue  Code,  it will not be liable for  federal  income  taxes on amounts paid by it as dividends and distributions.  That qualification enables the  Trust  to  "pass  through"  its  income  and  realized  capital  gains to shareholders  without  having  to pay tax on them.  The Trust  qualified  as a regulated  investment  company in its last  fiscal year and intends to qualify in future years,  but reserves the right not to qualify.  The Internal Revenue
Code  contains  a number  of  complex  tests to  determine  whether  the Trust qualifies.  The Trust might not meet those tests in a particular  year.  If it does not  qualify,  the Trust will be treated for tax  purposes as an ordinary corporation  and will receive no tax  deduction  for payments of dividends and distributions made to shareholders.

      In any year in which  the  Trust  qualifies  as a  regulated  investment company under the Internal  Revenue  Code,  the Trust will also be exempt from
New York  corporate  income and  franchise  taxes.  It will also be  qualified under New York law to pay exempt  interest  dividends that will be exempt from
New York State and New York City personal  income tax. That exemption  applies to the extent that the Trust's  distributions  are attributable to interest on
New York municipal  securities.  Distributions  from the Trust attributable to income  from  sources  other  than  New  York  municipal  securities  and U.S.
government  obligations  will  generally  be subject to New York income tax as ordinary income.

      Distributions  by  the  Trust  from  investment  income  and  long-  and short-term  capital gains will  generally  not be excludable  from taxable net investment  income in  determining  New York  corporate  franchise tax and New
York City general  corporation  tax for corporate  shareholders  of the Trust.
Additionally,  certain  distributions  paid to corporate  shareholders  of the
Trust may be includable in income subject to the New York alternative  minimum tax.

      Under the  Internal  Revenue  Code,  by  December 31 each year the Trust must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period  from  November 1 of the prior year  through  October 31 of the current year.  If it does not,  the Trust  must pay an excise tax on the  amounts  not distributed.  It is  presently  anticipated  that the Trust  will  meet  those requirements.  However,  the Trust's  Board of Trustees and the Manager  might determine  in a  particular  year  that it would be in the  best  interest  of shareholders  not to make  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital gains available for distribution to shareholders.

Dividend  Reinvestment in Another Trust.  Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains  distributions in Class A shares  of  any  eligible  fund  listed  above.  To  elect  this  option,  the shareholder  must  notify  the  Transfer  Agent in  writing  and must  have an existing  account  in the  fund  selected  for  reinvestment.  Otherwise,  the shareholder  first must obtain a prospectus  for that fund and an  application from the  Distributor to establish an account.  The investment will be made at the close of business on the payable date of the dividend or distribution.

                    Additional Information About the Trust

The  Distributor.  The Trust's  shares are sold through  dealers,  brokers and
other   financial   institutions   that  have  a  sales   agreement  with  the
Sub-Distributor.  The  Distributor  and the  Sub-Distributor  also  distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent.  Shareholder  Services,  Inc. the Trust's  Transfer Agent,
is  responsible  for  maintaining   the  Trust's   shareholder   registry  and
shareholder  accounting records, and for paying dividends and distributions to
shareholders  of  the  Trust.  It  also  handles  shareholder   servicing  and
administrative functions.

The  Custodian.  Citibank,  N.A. is the Custodian of the Trust's  assets.  The
Custodian's  responsibilities include safeguarding and controlling the Trust's portfolio  securities and handling the delivery of such securities to and from the Trust.  It will be the  practice  of the Trust to deal with the  Custodian in a manner  uninfluenced by any banking  relationship  the Custodian may have with the  Manager  and its  affiliates.  The Trust's  cash  balances  with the
Custodian  in  excess  of  $100,000  are  not  protected  by  federal  deposit insurance.  Those uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte & Touche LLP are the independent  auditors of the Trust.  They audit the Trust's  financial  statements  and  perform  other related  audit  services.  They also act as  auditors  for the Manager and OFI and for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

Centennial New York Tax Exempt Trust

To the Shareholders and Board of Trustees of Centennial New York Tax Exempt
Trust

We have audited the accompanying statement of assets and liabilities of Centen-
nial New York Tax Exempt Trust, including the statement of investments, as of
June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-
cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cen-
tennial New York Tax Exempt Trust as of June 30, 2001, the results of its oper-
ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-
ples generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
July 23, 2001
Statement of Investments June 30, 2001 Centennial New York Tax Exempt Trust

                                                          Principal    Value
                                                            Amount   See Note 1
                                                          ---------- ----------

Short-Term Tax-Exempt Obligations--99.0%
New York--99.0%
 Babylon, NY IDA RB, J. D'Addario & Co. Project,
  2.75%(/1/)............................................. $  500,000 $  500,000
 Babylon, NY IDA RR RRB, Ogden Martin Project, FSA
  Insured, 2.40%(/1/)....................................  3,500,000  3,500,000
 Hempstead, NY IDA RRB, Trigen-Nassau Energy,
  2.55%(/1/).............................................  1,000,000  1,000,000
 Jay Street Development Corp. NYC Facilities Lease RB,
  Jay Street Project, Series A-3, 2.40%(/1/).............  3,500,000  3,500,000
 NY MTAU SPO RB, 3.05%, 7/26/01..........................  3,500,000  3,500,000
 NYC GOB, 7.25%, 8/15/01(/2/)............................  3,500,000  3,517,473
 NYC GOB, 8%, 8/1/01(/2/)................................  3,000,000  3,057,209
 NYC HDC MH RB, Monterey Project, Series A, 2.45%(/1/)...  3,400,000  3,400,000
 NYC Health & Hospital Corp. RB, Health Systems, Series
  E, 2.45%(/1/)..........................................  1,000,000  1,000,000
 NYC IDA Civic Facility RB, Casa Project, 2.80%(/1/).....  1,000,000  1,000,000
 NYC IDA Civic Facility RB, YMCA Greater NY Project,
  Prerefunded, 8%, 8/1/01(/2/)...........................  2,520,000  2,581,583
 NYC MWFAU WSS RB, Series C, FGIC Insured, 3.15%(/1/)....    100,000    100,000
 NYC Water FAU WSS RB, Series SGB 26, MBIA Insured,
  2.58%(/1/).............................................  2,500,000  2,500,000
 NYS DA COP, Rockefeller University, 2.58%(/1/)..........  1,000,000  1,000,000
 NYS DA RB, 2.58%(/1/)...................................  1,500,000  1,500,000
 NYS DA RB, Columbia University, 2.55%, 8/1/01...........  1,350,000  1,350,000
 NYS DA RB, Cornell University, Series A, 2.60%(/1/).....  2,000,000  2,000,000
 NYS DA RB, Cornell University, Series B, 3.10%(/1/).....    400,000    400,000
 NYS DA RB, MBIA/IBC Insured, 2.53%(/1/).................  2,200,000  2,200,000
 NYS DA RRB, Series CMC1B, 2.70%(/1/)....................  1,300,000  1,300,000
 NYS Electric & Gas RB, 3.15%, 3/15/02(/2/)..............  1,750,000  1,750,000
 NYS GOUN, Series A, 3.20%, 2/7/02(/2/)..................  1,000,000  1,000,000
 NYS HFA RB, East 39 Street Housing, Series A,
  2.50%(/1/).............................................  2,500,000  2,500,000
 NYS HFA RB, Victory Housing, Series A, 2.55%(/1/).......  3,500,000  3,500,000
 NYS LGAC RB, Series SG99, MBIA Insured, 2.51%,
  10/1/01(/2/)...........................................  1,600,000  1,600,000
 NYS MAG RB, Series 302, MBIA/IBC Insured, 2.63%(/1/)....  1,500,000  1,500,000
 NYS MAG RB, Series CMC1, 2.80%(/1/).....................  2,690,000  2,690,000
 NYS PAU GP & RB, Series AA, 6.25%, 1/1/02(/2/)..........  1,200,000  1,242,777
 NYS PAU GP & RB, Series W, 6.60%, 1/1/02................  3,000,000  3,051,406
 NYS TBTAU RB, Series SG-41, MBIA Insured, 2.51%(/1/)....  1,000,000  1,000,000
 NYS TBTAU RB, Series T, 3.25%, 7/31/01(/2/)(/3/)........  3,000,000  3,000,000
 NYS Thruway Authority RB, Highway & Bridge Trust Fund,
  Series 267, FSA Insured, 2.60%(/1/)....................  2,225,000  2,225,000
 NYS Urban Empire Development Corp. RB, Series A,
  2.58%(/1/).............................................  2,600,000  2,600,000
 PAUNYNJ SPO RRB, Versatile Structure-4, 3.20%, 7/10/01..  2,560,000  2,560,000
4 Statement of Investments June 30, 2001 (Continued) Centennial New York Tax Exempt Trust

                                                         Principal      Value
                                                           Amount    See Note 1
                                                         ----------  -----------

Short-Term Tax-Exempt Obligations (Continued)
New York (Continued)
 Westchester Cnty., NY, IDA RR RRB, Resco Co. Project,
  Series A, AMBAC Insured, 4.95%, 7/1/01................ $2,500,000  $ 2,500,000
                                                                     -----------
Total Investments, at Value (Cost $71,625,448)..........       99.0%  71,625,448
                                                                     -----------
Other Assets Net of Liabilities.........................        1.0      744,797
                                                         ----------  -----------
Net Assets..............................................      100.0% $72,370,245
                                                         ==========  ===========
To simplify the listings of securities, abbreviations are used per the table below: COP--Certificates of Participation MTAU--Metropolitan Transportation DA--Dormitory Authority Authority MWFAU--Municipal Water Finance FAU--Finance Authority Authority NYC--New York City GP--General Purpose NYS--New York State GOB--General Obligation Bonds PAUNYNJ--Port Authority of New York & GOUN--General Obligation Unlimited New Jersey Nts. PAU--Power Authority HDC--Housing Development Corp. RB--Revenue Bonds HFA--Housing Finance Agency RR--Resource Recovery IDA--Industrial Development Agency RRB--Revenue Refunding Bonds LGAC--Local Government Assistance SPO--Special Obligations Corp. MAG--Mtg. Agency TBTAU--Triborough Bridge & Tunnel MH--Multifamily Housing Authority WSS--Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2001. This instrument may also have a demand feature which allows, on up to 30 days’ notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,000,000 or 4.15% of the Trust’s net assets as of June 30, 2001.

See accompanying Notes to Financial Statements. 5 Statement of Assets and Liabilities June 30, 2001 Centennial New York Tax Exempt Trust

ASSETS
Investments, at value (cost $71,625,448)--see accompanying
 statement........................................................  $71,625,448
Cash..............................................................      346,953
Receivables and other assets:
 Interest.........................................................      845,236
 Shares of beneficial interest sold...............................       98,581
 Other............................................................        7,438
                                                                    -----------
  Total assets....................................................   72,923,656
                                                                    -----------

LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed...........................      428,353
 Dividends........................................................       37,657
 Service plan fees................................................       35,249
 Shareholder reports..............................................       29,072
 Trustees' compensation...........................................           10
 Other............................................................       23,070
                                                                    -----------
  Total liabilities...............................................      553,411
                                                                    -----------
NET ASSETS........................................................  $72,370,245
                                                                    ===========
COMPOSITION OF NET ASSETS
Paid-in capital...................................................  $72,363,928
Accumulated net realized gain (loss) on investment transactions...        6,317
                                                                    -----------
NET ASSETS--applicable to 72,363,928 shares of beneficial interest outstanding......................................................  $72,370,245
                                                                    ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE....        $1.00
See accompanying Notes to Financial Statements. 6 Statement of Operations For the Year Ended June 30, 2001 Centennial New York Tax Exempt Trust

INVESTMENT INCOME
Interest............................................................ $2,638,651
                                                                     ----------
EXPENSES
Management fees.....................................................    343,365
Service plan fees...................................................    134,265
Transfer and shareholder servicing agent fees.......................     47,698
Shareholder reports.................................................     28,958
Custodian fees and expenses.........................................     23,487
Legal, auditing and other professional fees.........................      9,909
Trustees' compensation..............................................      2,598
Registration and filing fees........................................      2,987
Other...............................................................     23,412
                                                                     ----------
  Total expenses....................................................    616,679
   Less reduction to custodian expenses.............................    (12,647)
   Less reduction to excess expenses................................    (55,546)
                                                                     ----------
  Net expenses......................................................    548,486
                                                                     ----------
NET INVESTMENT INCOME...............................................  2,090,165
                                                                     ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.............................       (168)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $2,089,997
                                                                     ==========
Statements of Changes in Net Assets

                                                        Year Ended June 30,
                                                         2001         2000
                                                      -----------  -----------

OPERATIONS
Net investment income (loss)........................  $ 2,090,165  $ 1,730,572
Net realized gain (loss)............................         (168)       9,958
                                                      -----------  -----------
Net increase (decrease) in net assets resulting from
 operations.........................................    2,089,997    1,740,530
                                                      -----------  -----------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS......   (2,090,165)  (1,730,572)
                                                      -----------  -----------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
 beneficial interest transactions...................   16,407,455   (5,838,875)
                                                      -----------  -----------
NET ASSETS
Total increase (decrease)...........................   16,407,287   (5,828,917)
Beginning of period.................................   55,962,958   61,791,875
                                                      -----------  -----------
End of period.......................................  $72,370,245  $55,962,958
                                                      ===========  ===========
See accompanying Notes to Financial Statements. 7 Financial Highlights Centennial New York Tax Exempt Trust

                                    Year Ended June 30,
                           2001     2000          1999          1998          1997
                          -------  -------       -------       -------       -------

PER SHARE OPERATING DATA
Net asset value,
 beginning of period....    $1.00    $1.00         $1.00         $1.00         $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......      .03      .03           .02           .03           .03
Dividends and/or
 distributions to
 shareholders...........     (.03)    (.03)         (.02)         (.03)         (.03)
                          -------  -------       -------       -------       -------
Net asset value, end of
 period.................    $1.00    $1.00         $1.00         $1.00         $1.00
                          =======  =======       =======       =======       =======

TOTAL RETURN(/1/).......     3.09%    2.92%         2.42%         2.87%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $72,370  $55,963       $61,792       $56,807       $48,896
Average net assets (in
 thousands).............  $68,810  $61,033       $59,345       $53,923       $45,363
Ratios to average net
 assets:(/2/)
Net investment income...     3.04%    2.84%         2.38%         2.85%         2.73%
Expenses................     0.90%    0.92%         0.89%         0.89%(/3/)    0.88%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............     0.88%    0.82%(/4/)    0.80%(/4/)    0.80%(/4/)    0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............     0.82%     N/A           N/A           N/A           N/A

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year. 3. Expense ratio reflects the reduction to custodian expenses. 4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses. See accompanying Notes to Financial Statements. 8 Notes to Financial Statements Centennial New York Tax Exempt Trust 1. Significant Accounting Policies

Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust’s investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring -------- 2009 $848 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations. Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 9 Notes to Financial Statements (Continued) Centennial New York Tax Exempt Trust 2. Shares of Beneficial Interest The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Year Ended June 30, 2001     Year Ended June 30, 2000
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------

Sold....................  222,614,516  $ 222,614,516   235,166,364  $ 235,166,364
Dividends and/or
 distributions
 reinvested.............    2,083,633      2,083,633     1,666,312      1,666,312
Redeemed................ (208,290,694)  (208,290,694) (242,671,551)  (242,671,551)
                         ------------  -------------  ------------  -------------
Net increase
 (decrease).............   16,407,455  $  16,407,455    (5,838,875) $  (5,838,875)
                         ============  =============  ============  =============
3. Fees and Other Transactionswith Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust’s average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust’s management fee for the year ended June 30, 2001, was an annualized rate of 0.50%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2001, the Trust paid $564 to a broker-dealer affiliated with the Manager as reimbursement for distribution-related expenses.

10

                                    A-3
                                  Appendix A

                      Description of Securities Ratings

Below is a description of the two highest rating categories for Short Term
Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating
Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund.  The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

SHORT TERM DEBT RATINGS.

Moody's Investors Service, Inc.  ("Moody's")

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment.  Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c)
conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

      Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".  These rating categories are as follows:

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
Inc. ("Standard and Poor's")

The following ratings by Standard and Poor's for commercial paper (defined by
Standard and Poor's as debt having an original maturity of no more than 365 days) assess the likelihood of payment:
A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in 3 years or less:
------------------------------------------------------------------------

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard and Poor's assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  With short-term demand debt, Standard and Poor's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa"
group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

      Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds (including municipal bonds maturing beyond 3 years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong.

Fitch

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                                   B-11

                                  Appendix B

                   Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue Anticipation Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

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Centennial New York Tax Exempt Trust
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Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

                               Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1.800.525.9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

PX0780.001.1101

--------
1Messrs. Bowen, Cameron and Marshall are not Directors of Panorama Series
Fund, Inc. Messrs. Armstrong, Bowen, Cameron, Fossel and Marshall are not
Managing General Partners of Centennial America Fund, L.P. Mr. Grabish is
only a Trustee of Centennial Money Market Trust, Centennial Tax Exempt Trust,
Centennial Government Trust, Centennial New York Tax Exempt Trust and
Centennial California Tax Exempt Trust.
2. In  accordance  with Rule 12b-1 of the  Investment  Company  Act,  the term
"Independent  Trustees" in this Statement of Additional  Information refers to those  Trustees  who are not  "interested  persons" of the Fund and who do not have any  direct  or  indirect  financial  interest  in the  operation  of any agreement under the plan.